SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        _________________________________

                        X   Filed by the Registrant
                   Filed by a party other than the Registrant
                        _________________________________

                           Check the appropriate box:

    X Preliminary  Proxy  Statement          Definitive  Proxy  Statement
      Definitive  Additional  Materials      Soliciting  Material  Pursuant  to
                                             Rule  14a-12
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                   ___________________________________________

                             AFG INVESTMENT TRUST C
                (Name of Registrant as Specified in Its Charter)
                   ___________________________________________

Payment  of  Filing  Fee  (Check  the  appropriate  box):
       X  No  fee  required.
          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title  of  each  class  of  securities  to  which  transaction  applies:
(2)     Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
(4)     Proposed  maximum  aggregate  value  of  transaction:
(5)     Total  fee  paid:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

          Fee  paid  previously  with  preliminary  materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)     Amount  Previously  Paid:
(2)     Form,  Schedule  or  Registration  Statement  No.:
(3)     Filing  Party:
(4)     Date  Filed:

          June  12,  2002
Dear  Beneficiaries  of  AFG  Investment  Trust  C:

     In December 2000, AFG Investment Trust C (the "Trust"), along with three other affiliated trusts, made a tender offer through a subsidiary of MILPI Holdings, LLC ("MILPI") for all of the outstanding shares of PLM International, Inc. ("PLM"), an equipment leasing and management company. The four trusts collectively hold all of the outstanding membership interests in MILPI. In February 2002, MILPI completed the acquisition of PLM. The Managing Trustee believes that its interest in PLM, held through MILPI, currently constitutes the Trust asset with the most income and growth potential. It also intends for the operation of PLM to be the Trust's primary future business.

Your  consent  is  being  sought  to  proposals, listed below, that the Managing
Trustee believes would increase the income and value of PLM and in turn your investment in the Trust. Your consent is also being sought to proposals that the Managing Trustee believes would be in the best interest of the Trust in order to enable the Trust to continue its ongoing business. As discussed below, other than investments related to the business of PLM, or additional investments to support assets the Trust already owns, the Trust does not anticipate acquiring other investments. Each proposal is described in the enclosed Consent Solicitation Statement. Please take the time to read and carefully consider these proposals. A form of consent is enclosed with this Consent Solicitation Statement and instructions on how to submit your consent are included herein. Consents must be received no later than July 11, 2002 to be counted, unless the return date is extended by the Managing Trustee.

Your consent is being sought with respect to the following proposals, which the Managing Trustee believes will provide the best opportunity to maximize the value of the Trust's assets, including its interest in PLM:

(1) To allow PLM, its parent, MILPI, and the subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.

(2) To approve a transaction whereby a newly formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc. of partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15.4%) of the common stock of RMLP, Inc.

Your  consent  is  also  being  sought  with respect to the following proposals:
(3) To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

(4) To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A and AFG Investment Trust B, which would give the Trust, together with AFG Investment Trust D, shared 100% ownership of MILPI.
(5) To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.

     THE MANAGING TRUSTEE BELIEVES THAT THE ADOPTION OF EACH OF THE PROPOSALS IS IN THE BEST INTEREST OF THE TRUST AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS. PLEASE RETURN THE ENCLOSED CONSENT FORM PRIOR TO JULY 11, 2002 TO MAKE SURE THAT YOUR CONSENT IS COUNTED.

Very  truly  yours,


Gary  D.  Engle
President
AFG  ASIT  Corporation,  as  Managing  Trustee

                             AFG INVESTMENT TRUST C
                                 200 NYALA FARMS
                           WESTPORT, CONNECTICUT 06880

     This Consent Solicitation Statement (this "Solicitation Statement") is being furnished to each holder (individually, a "Beneficiary," and, collectively, the "Beneficiaries") of Class A Beneficiary Interests ("Class A Interests") and Class B Subordinated Beneficiary Interests ("Class B Interests"; the Class A Interests and the Class B Interests, collectively, the "Interests") in AFG Investment Trust C, a Delaware business trust (the "Trust"), by the Managing Trustee of the Trust, AFG ASIT Corporation, a Massachusetts corporation (the "Managing Trustee"), in connection with the solicitation by the Trust of the consent of the Beneficiaries to the above stated proposals.

This Solicitation Statement and the accompanying consent form are being mailed to Beneficiaries of record as of the close of business on June 11, 2002 (the "Record Date"). As of May 28, 2002, there were 1,787,153 Class A Interests and 3,024,740 Class B Interests outstanding, of which 14,450 Class A Interests were held by the Managing Trustee or its affiliates, and 3,019,222 Class B Interests were held by the Managing Trustee or its affiliates.

Pursuant to Section 11.2 of the Second Amended and Restated Declaration of Trust of the Trust, as amended (the "Trust Agreement"), Beneficiaries are entitled to cast one vote for each Class A Interest or Class B Interest they own. In general, a majority in interest of all of the Beneficiaries is required to take action on behalf of the Trust. However, in the case of a transaction that is deemed to be an "Interested Transaction" pursuant to the Trust Agreement, the Managing Trustee and its affiliates must vote their Class B Interests in accordance with the vote of a majority in interest of the Class A Beneficiaries. In addition, the Managing Trustee and its affiliates may not vote their Class A Interests in connection with an Interested Transaction.

The Managing Trustee and its affiliate, Equis II Corporation, have agreed to treat all of the proposals as if they are Interested Transactions. Accordingly, the Managing Trustee and Equis II Corporation will not vote the 14,450 Class A Interests they hold or control and will vote all of the 3,019,222 Class B Interests they hold in accordance with the vote of a majority in interest of the Class A Beneficiaries. Each proposal will therefore be adopted or rejected based upon the majority of the Class A Interests actually voted by the Beneficiaries not affiliated with the Trust, such that the consent of Beneficiaries holding more than 886,351 Class A Interests will be required for the adoption of each of the proposals.

In addition, proposals similar to certain of the Proposals are being voted on by three trusts affiliated with the Trust. Because each of such affiliated trusts has an interest in MILPI Holdings, LLC ("MILPI"), certain of the Proposals that relate to or affect MILPI or its wholly owned subsidiary, PLM International, Inc. ("PLM"), will not be adopted unless the beneficiaries of such affiliated Trusts also approve such proposals. Specifically, proposals similar to Proposals One, Two and Five are being voted on by AFG Investment Trust D ("Trust D"), and proposals similar to Proposal Four are being voted on by AFG Investment Trust A ("Trust A") and AFG Investment Trust B ("Trust B") as well as by Trust
D. Trust A and Trust B are also seeking the consent of their respective beneficiaries to liquidate their trusts.

Trust A, Trust B and Trust D have each filed consent solicitation statements as of the date hereof with respect to such proposals and other matters. As a result, even if the Beneficiaries have given the requisite consent, Proposals Two and Four will not be adopted unless the beneficiaries of Trust D approve proposals similar to Proposals Two and Four, and Proposal Four will not be adopted unless the beneficiaries of Trust A and Trust B also approve the sale of their respective MILPI Holdings, LLC interests to the Trusts.

Under Delaware law, no dissenters' rights (i.e., rights of nonconsenting Beneficiaries to exchange their Interests in the Trust for payment of their fair value) are available to any Beneficiary of the Trust regardless of whether such Beneficiary has or has not consented to a given Proposal.

The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the Interests and returned to the Managing Trustee by July 11, 2002 (subject to extension at the discretion of the Managing Trustee). The Managing Trustee will notify the Beneficiaries of any extensions, which in no event may exceed 90 days. You may return the consent form to the Managing Trustee by fax, mail or hand-delivery c/o Georgeson Shareholder Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072, telephone:
888-867-0996, facsimile: (201) 460-2889. A stamped envelope addressed to the Managing Trustee is enclosed for you to mail your consent form. To be valid, a consent form must be signed by the record owner(s) of the Interests represented thereby as listed in the records of the Trust on the Record Date and, if returned by fax, both sides of the consent form must be returned.

Pursuant to Section 12.1 of the Trust Agreement, a written consent may not be withdrawn or voided once the consent form is received by the Managing Trustee. A properly executed consent form received by the Managing Trustee will be voted in accordance with the directions indicated on the form. If no direction is indicated as to a Proposal, a properly executed consent form received by the Managing Trustee will be voted in favor of that Proposal. However, brokers do not have discretionary authority to vote Interests held in street name. Therefore, the failure by beneficial owners of Interests held in street name to give voting instructions to brokers will result in broker non-votes. Broker non-votes, abstentions and the failure to consent will have the same effect as votes cast against the Proposals. All questions as to the validity (including time of receipt) of all consent forms will be determined by the Managing Trustee, which determinations will be final and binding. Voting on the Proposals will be conducted only by written consent and no formal meeting of the Beneficiaries will be held. THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS.

PLEASE VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY JULY 11, 2002. This Solicitation Statement has been prepared under the direction of the Managing Trustee on behalf of the Trust. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consents will be paid by the Trust. In addition to soliciting the consent of Beneficiaries by mail, representatives of the Managing Trustee may, at the Trust's expense, solicit the consent of Beneficiaries by telephone, telegraph, in person or by other means. In addition, the Managing Trustee has retained Georgeson Shareholder Communications to solicit consents. The fees of Georgeson will be paid by the Trust and are estimated to be $3,000.

This Solicitation Statement is first being sent or given to Beneficiaries on or about June 12, 2002.

THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS AND URGES YOU TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM IMMEDIATELY. IF YOU HAVE QUESTIONS RELATING TO THE PROPOSALS, PLEASE TELEPHONE GEORGESON AT (888) 867-0996.

                                     ------
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
PROPOSAL 1 - TO ALLOW PLM, ITS PARENT, MILPI, AND THE SUBSIDIARIES AND AFFILIATES THAT THEY CONTROL, TO CONTINUE TO OPERATE THEIR ONGOING BUSINESS MAKING INVESTMENTS AFTER DECEMBER 31, 2002, NOTWITHSTANDING THE END OF THE
REINVESTMENT  PERIOD  FOR  THE  TRUST                                          1
PROPOSAL 2 - APPROVAL OF THE ACQUISITION OF PARTNERSHIP INTERESTS IN RANCHO MALIBU LIMITED PARTNERSHIP FROM SEMELE GROUP, INC. BY RMLP, INC., A SUBSIDIARY
OF  PLM                                                                        2
SUMMARY                                                                        2
RISK  FACTORS                                                                  7
THE  PARTIES                                                                  11
The  Trust                                                                    11
Semele                                                                        11
Rancho  Malibu                                                                11
RMLP                                                                          12
C  &  D  Joint  Venture                                                       12
THE  TRANSACTION                                                              13
Background  to  the  Transaction                                              13
Description  of  the  Rancho  Malibu  Project                                 13
Structure  of  the  Transaction                                               14
Financing  of  the  Transaction                                               15
Potential  Partnering  with  California  Developer                            15
Reasons  for  the  Transaction                                                16
Interests  of  Certain  Persons  in  the  Transaction                         16
Imperial  Capital  Fairness  Opinion                                          16
Regulatory  Matters                                                           19
Appraisal  Rights                                                             19
Selected  Financial  Data                                                     19
THE  CONTRIBUTION,  ASSIGNMENT, ASSUMPTION  AND ACKNOWLEDGMENT AGREEMENT      20
Conditions  to  Completion  of  the  Transaction                              20
Conduct  of  Business  Pending  the  Consummation  of  the  Transaction       21
Termination                                                                   22
Description  of  the  Promissory  Note                                        22
Description  of  the  Common  Stock  of  RMLP                                 23
PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO SECTION 7.5 OF THE TRUST AGREEMENT TO APPROVE GRANTS AND EXERCISES OF RIGHTS OF FIRST REFUSAL IN JOINT VENTURES
BETWEEN  THE  TRUST  AND  ITS  AFFILIATES                                     24
The  Amendment                                                                24
Reason  for  the  Amendment                                                   24
PROPOSAL 4 - APPROVAL OF THE PURCHASE BY MILPI OF THE MEMBERSHIP INTERESTS IN MILPI HELD BY TRUST A AND TRUST B, WHICH WOULD GIVE THE TRUST, TOGETHER WITH
TRUST  D,  SHARED  100%  OWNERSHIP  OF  MILPI                                 25
Reason  for  the  Sale                                                        25
Terms  of  the  Sale                                                          25
Fairness  Opinion                                                             25
Selected  Financial  Data                                                     28
PROPOSAL 5 - TO ALLOW THE TRUST, IN ITS OPERATION OF PLM, TO ENTER INTO BUSINESS ARRANGEMENTS WITH AFFILIATES IN THE ORDINARY COURSE OF BUSINESS ON TERMS NO LESS FAVORABLE THAN THOSE THAT THEY WOULD RECEIVE IF SUCH ARRANGEMENTS WERE BEING
ENTERED  INTO  WITH  INDEPENDENT  THIRD  PARTIES                              30
Background  of  the  Proposal                                                 30
UNAUDITED  PRO  FORMA  FINANCIAL  INFORMATION                                 31
Notes  to  Unaudited  Pro  Forma  Financial  Information                      36
SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT         38
ADDITIONAL  INFORMATION  CONCERNING  THE  TRUST                               39
SPECIAL  NOTE  REGARDING  FORWARD-LOOKING  STATEMENTS                         40

Annex  A     Malibu  Contribution  Agreement                                 A-1
Annex  B     Malibu  Fairness  Opinion                                       B-1
Annex  C     Text  of  Amendment                                             C-1
Annex  D     MILPI  Purchase  Agreement                                      D-1
Annex  E     MILPI  Fairness  Opinion                                        E-1

      PROPOSAL 1 - TO ALLOW PLM, ITS PARENT, MILPI, AND THE SUBSIDIARIES AND AFFILIATES THAT THEY CONTROL, TO CONTINUE TO OPERATE THEIR ONGOING BUSINESS MAKING INVESTMENTS AFTER DECEMBER 31, 2002, NOTWITHSTANDING THE END OF THE
                               REINVESTMENT PERIOD

                                  FOR THE TRUST

     MILPI is currently owned by all four of the AFG Investment Trusts. MILPI in turn owns PLM. As an indirect owner of PLM, the Trust receives potential income through acquisition fees and management fees earned by PLM, MILPI and their subsidiaries and affiliates. In addition to fee income, as the value of the PLM investment programs increase, so does the value of the Trust's membership interests in MILPI, thus creating value for the Trust. If Proposal Four is adopted, MILPI will be owned 50% by the Trust and 50% by Trust D. Under Section 4.2(b)(iv) of the Trust Agreement governing the Trust, the Trust may not reinvest in additional Assets (as defined in the Trust Agreement) past December 31, 2002. A similar provision is included in the Trust Agreement governing Trust D as well. The provision restricting reinvestment reflects the Trust's investment policy and finite life, its stated intention to liquidate its Assets within seven years and the requirement to dissolve on or before December 31, 2004. However, the Managing Trustee believes that neither the timing restrictions on investments in the Trust Agreement nor the definition of Assets in the Trust Agreement applies to PLM, as an indirect subsidiary of the Trust. Unlike the Trust, PLM is an infinite life corporation engaged in the ongoing business of purchasing, managing and leasing assets directly or through investment programs similar to the Trust. Prior to its acquisition by MILPI, PLM operated as a public company with no restrictions on the reinvestment of its funds. MILPI's acquisition of PLM was predicated on PLM continuing to operate as it had in the past. Accordingly, notwithstanding the end of the reinvestment period for Trust C and Trust D, PLM will continue to make investments as part of its ongoing business. In order to resolve any question as to whether or not the Trust's restriction on reinvestment might be construed to apply to PLM, the Managing Trustee recommends that the Beneficiaries consent to PLM continuing to make investments after December 31, 2002.

The primary source of potential income to PLM and its subsidiaries and affiliates is acquisition fees and management fees. PLM is currently entitled to receive such fees with respect to three PLM funds and on sales to third parties. PLM is also the general partner in the funds it manages, and therefore the value of its general partnership interest is maximized by having the PLM funds make investments that produce attractive returns.

Pursuant to the terms of the Trust Agreement, EFG would normally receive fees in the amount of 1% on equipment acquisitions carried out by PLM, and a 2% annual management fee on such equipment. The Managing Trustee would normally receive fees in the amount of 1% on non-equipment acquisitions carried out by PLM and a 1% annual management fee on such assets. However, EFG and the Managing Trustee have agreed to waive any acquisition fees related to PLM to the extent they are in excess of 50% of what they would normally be entitled to under the Trust
Agreement. To the extent the existing Trust and PLM agreements provide no fee to the Managing Trustee, no modification to the agreements is proposed. After December 31, 2002, the Trust does not anticipate making any direct investments itself except for those investments related to maintaining existing Trust assets. PLM and its subsidiaries and affiliates are expected to be the principal investment vehicles in the future.

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL ONE.

             PROPOSAL 2 - APPROVAL OF THE ACQUISITION OF PARTNERSHIP
               INTERESTS IN RANCHO MALIBU LIMITED PARTNERSHIP FROM
              SEMELE GROUP, INC. BY RMLP, INC., A SUBSIDIARY OF PLM
                                     SUMMARY

     This summary highlights some of the questions that you, as a Beneficiary, may have concerning the proposed acquisition for which your consent is sought. This summary may not contain all of the information that is important to you. Therefore, to better understand the proposed acquisition and for a more complete description of the terms of the proposed acquisition, in addition to this summary you should carefully read this entire proposal and the related annexes attached hereto.

                                   THE PARTIES

AFG  INVESTMENT  TRUST  C
     The Trust is a Delaware business trust formed in 1992 to acquire and lease to third parties a diversified portfolio of capital equipment. The Trust's primary assets currently consist of capital equipment, as well as ownership interests in EFG Kirkwood LLC, a resort business, Kettle Valley, LLC, a real estate development company, and PLM International, Inc. ("PLM"), a company that manages and owns an equity interest in a diversified portfolio of transportation and related equipment for various investment programs sponsored by PLM and for other third-party investors.
The Managing Trustee of the Trust is AFG ASIT Corporation, which is a wholly-owned subsidiary of Equis II Corporation, a wholly-owned subsidiary of Semele Group, Inc. ("Semele").
The address of the Trust is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.
SEMELE
     Semele is a Delaware corporation that was organized in 1987 as Banyan Strategic Land Fund II to invest primarily in short-term, junior, pre-development and construction mortgage loans. Today, Semele is engaged in various real estate activities, including residential property development, and holds investments in other companies operating in niche financial markets, principally involving real estate and equipment leasing. Semele's common stock is quoted on the OTC Bulletin Board, commonly referred to as the "over the counter market," under the trading symbol VSLF.OB.
Semele is the owner of Equis II Corporation, which in turn is the owner of the Managing Trustee of the Trust. Semele also owns BSLF II Rancho Malibu Corp.
("Rancho Malibu Corp."). BMIF/BSLF II Rancho Malibu Limited Partnership (the "Rancho Malibu partnership") is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner. The address of the Semele is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RANCHO  MALIBU
     The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., which is 100% owned by Semele. The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California (the "Rancho Malibu property"), which is being developed as a single-family luxury residential subdivision. The Rancho Malibu property was acquired by an affiliate of Semele by deed in lieu of foreclosure in December 1990. To date, the Rancho Malibu partnership has obtained regulatory permits, commenced construction of an off-site waterline and planned the development's infrastructure. The address of the Rancho Malibu partnership is c/o PLM International, Inc., 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RMLP
     RMLP, Inc. ("RMLP") was formed for the purpose of engaging in the proposed Malibu transaction and currently has no operations. RMLP is 100% owned by PLM. PLM is owned by MILPI, and MILPI is in turn owned by the Trust and three other affiliated trusts. The address of RMLP is c/o PLM International, Inc., 200
Nyala  Farms,  Westport,  Connecticut  06880,  telephone:  (203)  341-0555.
                                 THE TRANSACTION
     Pursuant to a Contribution Agreement (the "Agreement"), RMLP will receive a capital contribution from Semele of Semele's limited partnership interests and from Rancho Malibu Corp. of Rancho Malibu Corp.'s general partnership interests in the Rancho Malibu partnership, in exchange for consideration, as more fully described below and in the Agreement. The Agreement is attached hereto as Annex
A. You should read the entire Agreement before making any decision with respect to Proposal Two, as it is the principal document governing the acquisition. REASONS FOR THE TRANSACTION (P. 16)

     The Managing Trustee believes that the proposed investment in the Rancho Malibu partnership represents a sound investment that is expected to provide reasonable, risk-adjusted pre-tax and post-tax rates of return to the Trust.
STRUCTURE  AND  BACKGROUND  OF  THE  TRANSACTION  (PP.  13  AND  14)

     On March 1, 2002, the Trust and Trust D formed C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned and managed joint venture (the "C & D Joint Venture"), for the purpose of making a conditional contribution of $2 million to the Rancho Malibu partnership in exchange for 25% of the interests in the Rancho Malibu partnership (the "C & D Joint Venture Contribution").
The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner pursuant to the terms of an Amendment to Limited
Partnership Agreement dated March 12, 2002 (the "Amendment to the Partnership Agreement"). The C & D Joint Venture Contribution was made in anticipation of, and subject to, the consummation of the transactions contemplated by the Agreement, and on the condition that Semele contribute to the Rancho Malibu partnership 100% of the membership interests it held in RM Financing LLC, a Delaware limited liability company, the sole asset of which is a Note dated December 31, 1990 having an original principal amount of $12,750,000, increased to $14,250,000, with a 15.3% interest rate, made by the Rancho Malibu partnership in favor of Semele (the Note has been held by a Semele affiliate since it received a deed in lieu of foreclosure on the property from the original owner).

The C & D Joint Venture possesses the right to demand the return of the C & D Joint Venture Contribution from the Rancho Malibu partnership if the transactions contemplated by the Agreement have not been consummated within 90 days of the receipt by the Rancho Malibu partnership and Semele of notice from the C & D Joint Venture that the requisite consents of the Beneficiaries of the Trust and Trust D have, or have not, been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in the Rancho Malibu partnership held by Semele and Rancho Malibu Corp.
Currently,  the  Amendment  to  the  Partnership  Agreement  provides  that cash proceeds  from  the  Rancho  Malibu  partnership  will  be  paid  as  follows:
- 80% to the C & D Joint Venture and 20% to Semele until the C & D Joint Venture has received an aggregate of $2 million plus a 6% cumulative compounded annual rate of return thereon;
- Thereafter, 100% to Rancho Malibu Corp. until Rancho Malibu Corp. has received an aggregate of $9 million plus a 6% cumulative compounded annual rate of return thereon; and
- Thereafter, 25% to the C & D Joint Venture and 75% to Rancho Malibu Corp. If the transactions contemplated by the Agreement are consummated, RMLP will  be  entitled,  by  virtue of the assignment of the interests in the Rancho
Malibu partnership by Semele and Rancho Malibu Corp. to RMLP, to receive the distributions described above that would previously have been paid to Semele and Rancho Malibu Corp. RMLP will also succeed Rancho Malibu Corp. as a co-managing general partner of the Rancho Malibu partnership with the C & D Joint Venture. POTENTIAL PARTNERING WITH CALIFORNIA DEVELOPER (P. 15)
     It is anticipated that the Rancho Malibu partnership will seek an experienced California real estate developer and form a joint venture to further develop the property. Accordingly, the Rancho Malibu partnership is presently in discussions with potential developers, none of whom are affiliated with the Trust or PLM. It is possible that the Rancho Malibu partnership would enter into a joint venture arrangement with one of them prior to the deadline for submitting consent forms pursuant to this Solicitation Statement. Because such discussions are still in the preliminary stages, it is not yet clear what form a potential joint venture would take or what interest, financially or otherwise, C & D Joint Venture would have in the new entity. However, it is likely that the structure of any such joint venture would result in the developer receiving a preferential return prior to or simultaneously with any funds being distributed to C & D Joint Venture or RMLP.
FINANCING  OF  THE  TRANSACTION  (P.  15)
     RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership, constituting a 75% interest in the partnership.
     In exchange for such contribution, RMLP will pay total consideration consisting of:
-     $5.5  million  in  cash;
- $2.5 million in the form of a promissory note in favor of Rancho Malibu Corp.; and
- 182 shares of common stock of RMLP, constituting 15.4% of the outstanding shares of RMLP, valued at $1 million.
     For the terms and conditions of the financing, including the terms of the promissory note and the common stock, see "The Contribution, Assignment, Assumption and Acknowledgment Agreement - Description of the Promissory Note" and "- Description of the Common Stock of RMLP," respectively. INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION (P. 16)
     Semele presently owns 75% of the interests in the Rancho Malibu partnership, directly as a limited partner and indirectly as owner of its general partner. In addition, the Managing Trustee of the Trust is indirectly owned by Semele through its ownership of Equis II Corp. Gary D. Engle has a 40.3% interest in Semele and James A. Coyne has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust. Together, Messrs. Engle and Coyne control a majority of interest in Semele and, through Equis II Corp. 99.61% of the Class B Interests. The interests of these two individuals could differ from the interests of the Trust's other Beneficiaries.

IMPERIAL  CAPITAL  FAIRNESS  OPINION  (P.  16)
     In deciding whether to approve the proposed acquisition, you should consider, among other things, the opinion of PLM's financial advisor, Imperial Capital, LLC, dated as of April 29, 2002, to the effect that, as of such date and based upon and subject to the various considerations set forth in such opinion, the price to be paid for the acquisition of the partnership interests in Rancho Malibu is fair to RMLP (and therefore to PLM) from a financial point of view. This opinion is attached hereto as Annex B-1. The California real estate market can be volatile and the development of the Rancho Malibu property is subject to complex permitting, zoning and financial considerations, so you are encouraged to read Imperial Capital, LLC's opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken. This opinion is not a recommendation to Beneficiaries as to how they should vote with respect to the proposed acquisition. REGULATORY MATTERS (P. 19)

     The Trust does not believe that any material federal or state regulatory approvals, filings or notices are required to be filed in connection with the proposed transaction, other than such approvals, filings or notices required pursuant to federal and state securities laws.
APPRAISAL  RIGHTS  (P.  19)

     Beneficiaries will not have any appraisal rights in connection with the proposed transaction.
SELECTED  FINANCIAL  DATA  (P.  19)

     See  "Selected  Financial  Data."
REQUIRED  VOTE  TO  APPROVE  THE  TRANSACTION  (P.  I)

     Pursuant to Section 11.2(b) of the Trust Agreement, the Managing Trustee and its affiliates may not vote their Class A Interests with respect to Proposal Two and must vote their Class B Interests in accordance with the vote of a majority in interest of the Class A Interests held by the Beneficiaries. For purposes of this proposal, a majority in interest of the Class A Interests excludes the Class A Interests held by the Managing Trustee and its affiliates. Of the 1,787,153 Class A Interests currently outstanding, 14,450 are held by the Managing Trustee or its affiliates, and of the 3,024,740 Class B Interests currently outstanding, 3,019,222 are held by the Managing Trustee or its affiliates. Accordingly, under the Trust Agreement the consent of Beneficiaries holding more than 886,351 Class A Interests will be required to approve the proposed transaction.

                                  RISK FACTORS
THERE  ARE  GENERAL  RISKS  ASSOCIATED  WITH REAL ESTATE AND RELATED INVESTMENTS
     The Trust is subject to the risks associated with ownership, development and financing of real estate. The acquisition of the Rancho Malibu partnership will increase the Trust's exposure to real estate risk. These risks include, but are not limited to, liability for environmental hazards; changes in general or local economic conditions; changes in interest rates and the availability of construction and permanent mortgage financing which may render the development, sale or financing of a property difficult or unattractive and which may make debt service burdensome; changes in real estate, land use and zoning laws; changes in income taxes, real estate taxes(including increases due to development of the property) or federal or local economic controls; floods, earthquakes and other acts of nature; competition and possible over-building in the Malibu area or nearby communities; and other factors beyond the Trust's control. In addition, the illiquidity, in general, of real estate investments could impair the Trust's ability to respond promptly to changing circumstances. THERE ARE RISKS ASSOCIATED WITH THE DEVELOPMENT OF THE RANCHO MALIBU PROPERTY
     The Rancho Malibu property is not fully developed. Existing or future development activities of the Rancho Malibu partnership entail certain risks. These risks include the expenditure of funds on and devotion of management's time to certain aspects of the project which may not come to fruition; the risk that development costs of the project may exceed original estimates, possibly making the project uneconomical; the risk that the pads to be developed on the Rancho Malibu property will not sell as quickly as anticipated or at the prices anticipated; and the risk that permits and other governmental approvals required, or extensions of such permits and approvals, will not be obtained. In addition, the development of the Rancho Malibu property will require a significant investment of capital, beyond that which the Trust itself can provide. The Trust will be required to obtain funds for its capital expenditures through additional property-related joint ventures, cash flow from operations, property sales or financings. If the Trust and its joint venturers are unable to obtain such funds, it or they may have to defer or otherwise limit certain development activities. In addition, it likely will be necessary to secure any debt financing by offering the Rancho Malibu property as security. In the event of a default on any of such debt, the lender may foreclose on the Rancho Malibu property.

THE TRUST COULD INCUR SIGNIFICANT COSTS AND EXPENSES RELATED TO ENVIRONMENTAL PROBLEMS

     The Rancho Malibu property is subject to various federal, state, and local laws and regulations relating to environmental matters. Accordingly, although the Managing Trustee is not aware of any material environmental issues relating to the Rancho Malibu property, if the Trust acquires partnership interests in the Rancho Malibu partnership, the Trust may be at risk because the Rancho Malibu partnership could be exposed to liability primarily as an owner of real property, and as such, could be responsible for the clean-up or other remediation of hazardous or toxic substances located on the property. Contamination for which the Rancho Malibu partnership, and indirectly the Trust, could be liable may even include liability for historic contamination that could be imposed in certain circumstances without regard to whether the Rancho Malibu partnership or the Trust knew of, or was responsible for, the presence of such contamination or hazardous or toxic substances. The presence of or failure to properly clean up or remediate hazardous or toxic substances could impair the Rancho Malibu partnership's and the Trust's ability to sell or borrow against the property. These laws and regulations also impose liability on persons who arrange for the disposal or treatment of hazardous or toxic substances at another location for the costs of removal or remediation of these hazardous substances at a disposal or treatment facility. Further, these laws often impose liability regardless of whether the entity arranging for the disposal ever owned or operated the disposal facility. Other environmental laws and regulations impose liability on owners or operators of property for injuries relating to the release of asbestos-containing materials into the air. If it was determined that there were any hazardous or toxic substances on the Rancho Malibu property, as an owner of the property and as a potential arranger for hazardous substance disposal, the Trust could be liable for removal or remediation costs, governmental penalties, property damage, personal injuries and related expenses. Payment of these costs and expenses could impair the Trust's financial condition and materially harm its business.
In addition, environmental laws and regulations can change rapidly and the Rancho Malibu property could become subject to more stringent environmental laws and regulations in the future. If the proposed acquisition is approved and the Trust becomes an indirect owner of the Rancho Malibu property, compliance with more stringent environmental laws and regulations could have a material adverse effect on the Trusts' business, financial condition or results of operations.

THE TRUST COULD BE REQUIRED TO MAKE SIGNIFICANT EXPENDITURES TO COMPLY WITH REAL ESTATE REGULATIONS

     The Rancho Malibu property is subject to various other federal, state and local regulatory requirements such as zoning laws, local building codes and other similar regulations. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. The Trust believes that the Rancho Malibu property is currently in substantial compliance with all applicable regulatory requirements, although if there are changes in these laws, the Rancho Malibu partnership may be required to make expenditures to comply with changes in these laws. No material expenditures are contemplated at this time in order to comply with any such laws or regulations; however, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed that would require significant unanticipated expenditures. Such additional expenditures could have an adverse effect on the business, financial condition and results of operations of the Trust if the Trust were required to fund all or a portion of the additional expenditures required on behalf of the Rancho Malibu partnership.

THE  RANCHO  MALIBU  PARTNERSHIP  MAY  NOT  BE ABLE TO INSURE AGAINST ALL LOSSES

     The Rancho Malibu partnership will carry insurance on the Rancho Malibu property in the form of comprehensive general liability, fire, flood and extended coverage loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of risks (generally of a catastrophic nature such as from wars or environmental contamination) that are either uninsurable or not economically insurable.

The Rancho Malibu partnership intends to carry insurance for earthquake risks if Proposal Two is approved, subject to certain policy limits and deductibles. However, there can be no assurance that, if an earthquake were to occur on the Rancho Malibu property, which is located in a historically earthquake-prone area, the recoverable amount of insurance proceeds would be sufficient to fully cover reconstruction costs and other losses suffered. Should an uninsured or underinsured loss occur, the Trust could lose its investment in, and anticipated income and cash flows from, the Rancho Malibu property, even though the Rancho Malibu partnership would continue to be obligated to repay any recourse mortgage indebtedness on the Rancho Malibu property.

Additionally, although the Rancho Malibu partnership intends to obtain an owner's title insurance policy with respect to the property if Proposal 2 is approved, the amount of coverage under such policy may be less than the full value of such property. If a loss occurs resulting from a title defect with respect to the property where there is no title insurance or the loss is in excess of insured limits, the Trust could lose all or part of its investment in, and anticipated income and cash flows from, the Rancho Malibu property. THE TRUST'S MANAGERS AND AFFILIATES MAY HAVE INTERESTS IN THE PROPOSED MALIBU TRANSACTION THAT ARE DIFFERENT FROM OR IN ADDITION TO THE INTERESTS OF OTHER BENEFICIARIES

     In considering the recommendation of the Managing Trustee with respect to the Malibu transaction and deciding whether or not to approve Proposal Two, Beneficiaries should be aware that the Managing Trustee and its affiliates may have interests in the Malibu transaction that are different from or in addition to those of other Beneficiaries. As owners, collectively, of approximately 57.9% interest in Semele, Gary D. Engle and James A. Coyne have a significant interest in the development of the Rancho Malibu property and the sale of the Rancho Malibu partnership interests to the Trust. If third party investors, such as the Trusts and other possible investors, do not participate in the future development of the Rancho Malibu property, the Rancho Malibu partnership may not have the available cash, or access to funds to complete the development of the Rancho Malibu property. In addition, if a third party, such as RMLP, does not purchase the partnership interests, the Rancho Malibu partnership will be unable to avail itself of certain tax benefits associated with its current net operating loss. See "Proposal Two - Selected Financial Data."

PLM  MAY  NOT  BE  ABLE  TO  RECOGNIZE  THE  TAX  BENEFITS  IT  EXPECTS FROM THE
TRANSACTION

     The Managing Trustee believes that the investment provides reasonable pre-tax and post-tax risk-adjusted returns. However, if tax benefits are not realized because certain net operating losses are not allowed, it would reduce the overall after-tax return to PLM.

THERE  ARE  RISKS  ASSOCIATED  WITH  JOINT  VENTURES

     If the Malibu proposal is approved, the Trust, through its investment in PLM, would own its interest in the Rancho Malibu property through a joint venture, with Trust D, that will own RMLP. In addition, the Rancho Malibu partnership is negotiating to enter into a joint venture with an unaffiliated California real estate developer to help develop the Rancho Malibu property. Because of the expertise the developer likely would bring to the project, it is likely that the developer would receive a preferential return prior to or simultaneously with any funds being distributed to the Rancho Malibu partnership.

Joint  ventures  involve  certain  risks,  including:
- the possibility that a co-venturer may at any time have economic or business interests or goals that are inconsistent with those of the Trust or take actions contrary to the instructions or requests of the Trust or contrary to the Trust's policies or objectives with respect to its real estate investments;

- the risk that the Trust's co-venturers could experience financial difficulties or seek the protection of bankruptcy, insolvency or other similar laws, which could result in additional financial demands on the Trust to maintain and operate the Rancho Malibu property or repay the co-venturers' share of property debt guaranteed by the Trust or for which the Trust is jointly and severally liable, and in delays, expenses and other problems associated with obtaining a court approval of joint venture decisions;
- the need to obtain co-venturers' consent with respect to certain major decisions, including the decision to distribute cash, obtain financing or sell a property; and
- the fiduciary duties owed by co-venturers to one another may conflict with those owed to the Beneficiaries.
     The Trust does not have sole control of certain major decisions relating to the Rancho Malibu property, including decisions relating to the development of the property and the sale of lots developed on the property, refinancing and timing and amount of distributions of cash from the Rancho Malibu property to the Trust. In addition, the sale or transfer of interests in the joint venture may be subject to rights of first refusal or first offer and buy-sell or similar arrangements. Such rights may be triggered at a time when the Trust may not desire to sell but may be forced to do so because it does not have the cash to purchase the other parties' interests. Such rights may also inhibit the ability of the Trust to sell its interest in the Rancho Malibu property or the joint venture within the time frame or otherwise on the basis desired by the Trust.

                                   THE PARTIES
THE  TRUST
     The Trust is a Delaware business trust formed on August 31, 1992, to acquire and lease to third parties a diversified portfolio of capital equipment. The Managing Trustee of the Trust and of three other Delaware business trusts (collectively, the "AFG Investment Trusts" or the "Trusts") is AFG ASIT Corporation, a Massachusetts corporation that was organized on August 13, 1991. AFG ASIT Corporation is a wholly owned subsidiary of Equis II Corporation and an affiliate of Equis Financial Group, Limited Partnership, a Massachusetts limited partnership ("EFG" or the "Advisor"). Equis II Corporation is a wholly owned subsidiary of Semele Group Inc. The principal executive office of the Trust is at 200 Nyala Farms, Westport, Connecticut 06880. The principal executive office of the Managing Trustee and EFG is at 88 Broad Street, Boston, Massachusetts 02110.
EFG serves as advisor to the Trust pursuant to a separate agreement. As Advisor, EFG provides various services to the Trust, including selection of the Trust's equipment assets for acquisition by the Trust and management of equipment assets, for which it receives compensation as provided in the Trust Agreement. Semele is Special Beneficiary of the Trust, holding an 8.25% carried interest in the Trust. As such, it participates in Trust distributions, but does not have the right to vote.
As of May 28, 2002, there were 1,787,153 Class A Interests outstanding, which were held by 1,945 investors. As of May 28, 2002, there were 3,024,740 Class B Interests outstanding, of which (i) 3,019,222 were held by Equis II Corporation, and (ii) 5,518 were held by nine other investors.
The Trust's primary assets currently consist of capital equipment, as well as ownership interests in EFG Kirkwood LLC, a resort business, Kettle Valley, LLC, a real estate development company and PLM, a company which manages a diversified portfolio of transportation and related equipment for various investment programs sponsored by PLM and for other third-party investors.
SEMELE
     Semele is a Delaware corporation that was organized in 1987 as Banyan Strategic Land Fund II to invest primarily in short-term, junior, pre-development and construction mortgage loans. Today, Semele is engaged in various real estate activities, including residential property development, and holds investments in other companies operating in niche financial markets, principally involving real estate and equipment leasing. Semele's common stock is quoted on the over the counter market under the trading symbol VSLF.OB. Semele is the owner of Equis II Corporation, which in turn is the owner of the Managing Trustee of the Trust. Semele also owns Rancho Malibu Corp. The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner.
The address of the Semele is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RANCHO  MALIBU
     The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner. Rancho Malibu Corp., is 100% owned by Semele. The remaining 25% interest in the Rancho Malibu partnership is owned by the C & D Joint Venture. The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California, that is being developed as a single-family luxury residential subdivision. Semele acquired the Rancho Malibu property by deed in lieu of foreclosure through an affiliated entity in December 1990.

RMLP
     RMLP is 100% owned by PLM. MILPI in turn owns 100% of PLM. The Trust and other affiliated trusts jointly own all of the membership interests in MILPI. RMLP was formed for the purpose of engaging in the Malibu transaction and it currently has no operations.
C  &  D  JOINT  VENTURE
     On March 1, 2002 the Trust and Trust D formed the C & D Joint Venture as a 50%/50% owned and managed joint venture for the purpose of making the C & D Joint Venture Contribution. The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner with a 25% equity interest pursuant to the terms of the Amendment to the Partnership Agreement.

                                 THE TRANSACTION

BACKGROUND  TO  THE  TRANSACTION
     In December 2000, the Trust, along with Trust A, Trust B and Trust D, made a tender offer through a subsidiary of MILPI for all of the outstanding shares of PLM. In February 2002, MILPI completed the acquisition of PLM. The four trusts collectively hold all of the outstanding membership interests in MILPI. Accordingly, the four trusts indirectly hold all of the outstanding shares of PLM. However, pursuant to separate consent solicitation statements, Trust A and Trust B are seeking the consent of their beneficiaries to transfer their respective interests in MILPI back to MILPI and the Trust and Trust D are seeking the consent of their respective beneficiaries to approve the purchase of such interests by MILPI. If the transfer of the membership interests back to MILPI is approved by each of the four trusts, and the transfer is consummated, the Trust and Trust D will hold directly all of the membership interests in MIPLI and indirectly all of the outstanding shares of PLM.

Each of the four trusts are managed by AFG ASIT Corporation, the Managing Trustee, which is a wholly owned subsidiary of Equis II Corporation. Equis II Corporation is a wholly owned subsidiary of Semele.

Semele also owns 1.05% of the Rancho Malibu partnership, and 100% of Rancho Malibu Corp., which owns 73.95% of the Rancho Malibu partnership and is its co-managing general partner. Accordingly, the officers and directors of Semele as well as affiliates of the Managing Trustee have interests in both the Rancho Malibu partnership and in the Trust. In particular, Gary D. Engle is President and Director of the Managing Trustee and Chairman and Chief Executive Officer of Semele and has a 40.3% interest in Semele. James A. Coyne is President and Chief Operating Officer of Semele and has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust.

The Board of Directors of Semele formed a special committee, consisting of its three independent directors, for the purpose of considering the sale of its limited partnership interests, and the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership. This special committee retained separate counsel to advise it with respect to the proposed transaction and to negotiate the terms of the Amendment to the Partnership Agreement whereby the C & D Joint Venture was admitted into the Rancho Malibu partnership and to negotiate the terms of the Contribution Agreement. The Trust was informed on May 28, 2002 that the special committee had approved the proposed transaction pursuant to the terms of the Contribution Agreement, subject to a review of certain background information.

DESCRIPTION  OF  THE  RANCHO  MALIBU  PROJECT
     The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California, which is being developed as the Estates at Rancho Malibu. The Estates at Rancho Malibu will likely consist of 46 custom lot pads in a single-family luxury residential subdivision. The individual lots will likely range from a minimum of 9,000 square feet to a maximum of 18,900 square feet, with an average of 13,242 square feet of area per lot. The average retail value per pad is estimated at approximately $715,000.

The Estates at Rancho Malibu is located in the Encinial Canyon community of Malibu, California, in an unincorporated area just north of the Malibu city boundary. This area lies in the West Los Angeles area of Los Angeles County. The project site is located east of Encinial Canyon Road approximately three miles north of Pacific Coast Highway.

The Rancho Malibu property was acquired by an affiliate of Semele in 1992. To date, the Rancho Malibu partnership has secured development permits and performed market studies, retail lot pricing analysis and economic analysis in order to prepare its plan of development for the Estates and the infrastructure. Securing development permits from the many regulatory bodies has been a very cumbersome and complicated task that has taken more than ten years. Initial grading has begun on the property. The Estates at Rancho Malibu will be the first ocean view single-family development in Malibu in several years. This is an important factor in the Managing Trustee's belief that this is a unique and attractive project.

The development plan for the 46 single-family pads for Rancho Malibu includes the construction of complete infrastructure within the site (including roads, curbs, drainage, utilities, etc.), an on-site private sewage system, entry features and drought tolerant landscaping features. Activities to date include the construction of off-site water lines, off-site road work at the project entrance, wildlife survey, complete sewer plan design, development of a marketing program and the completion of legal and engineering work. The project has received permits from the Army Corp. of Engineers, the California Department of Fish and Game, the California Coastal Commission, the California Regional Water Quality Control Board, the Liberty Canyon Wild Life Corridor Riparian Restoration Project and the Mountains Recreation and Conservation Authority. Construction of the infrastructure to bring water to the site started in June 2001 and is 90% complete. Construction to grade the lots is scheduled to begin in the second quarter of 2002. Infrastructure development is scheduled to be completed in December of 2002, with a majority of the lots ready for sale at that time.

To generate liquidity for the Rancho Malibu partnership, the development plan allows for a minimum of 15 lots (32.6% of the lots) to be pre-sold prior to completion of the project at a 15% discount. The partnership has been in discussions with builders regarding pre-sales and, although there has been preliminary interest, there have been no sales to date. In addition, the partnership is discussing a potential joint venture with an experienced California home builder. In connection with serving as the local manager of the Estates at Rancho Malibu and running the development of the project, an unaffiliated individual may be offered the opportunity to purchase some of the lots at a discount from the estimated retail value of the lots. STRUCTURE OF THE TRANSACTION
     On March 1, 2002, the Trust and Trust D formed the C & D Joint Venture as a 50%/50% owned and managed joint venture for the purpose of making the C & D Joint Venture Contribution. The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner pursuant to the terms of the Amendment to Partnership Agreement.
The C & D Joint Venture Contribution was made in anticipation of, and subject to, the consummation of the transactions contemplated by the Agreement, and on the condition that Semele contribute to the Rancho Malibu partnership 100% of the membership interests it held in RM Financing LLC, a Delaware limited liability company, the sole asset of which is a Note dated December 31, 1990, having an original principal amount of $12,750,000, increased to $14,250,000, with a 15.3% interest rate, made by the Rancho Malibu partnership in favor of Semele (the Note had been held by Semele's affiliate when it took a deed in lieu of foreclosure on the property from the original owner).
The C & D Joint Venture possesses the right to demand the return of the C & D Joint Venture Contribution from the Rancho Malibu partnership if the transactions contemplated by the Agreement have not been consummated within 90 days of the receipt by the Rancho Malibu partnership of notice from the C & D Joint Venture that the requisite consent of the Beneficiaries of the Trust and Trust D have, or have not, been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in the Rancho Malibu partnership held by Semele and Rancho Malibu Corp.
Currently, the Amendment to the Partnership Agreement provides that cash proceeds from the sale and/or development of the Rancho Malibu property will be distributed as follows:
- 80% to the C & D Joint Venture and 20% to Semele until the C & D Joint Venture has received an aggregate of $2 million plus a 6% cumulative compounded annual rate of return thereon;
- Thereafter, 100% to Rancho Malibu Corp. until Rancho Malibu Corp. has received an aggregate of $9 million plus a 6% cumulative compounded annual rate of return thereon; and
- Thereafter, 25% to the C & D Joint Venture and 75% to Rancho Malibu Corp. If the transactions contemplated by the Agreement are consummated, RMLP will  be  entitled,  by  virtue of the assignment of the interests in the Rancho
Malibu partnership by Semele and Rancho Malibu Corp. to RMLP, to receive the distributions described above that would previously have been paid to Semele and Rancho Malibu Corp. RMLP will also succeed Rancho Malibu Corp. as a co-managing general partner of the Rancho Malibu partnership with the C & D Joint Venture. FINANCING OF THE TRANSACTION
     RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership, constituting a 75% interest in the partnership.
     In exchange for such contribution, RMLP will pay total consideration consisting of:
-     $5.5  million  in  cash;
- $2.5 million in the form of a promissory note in favor of Rancho Malibu Corp.; and
- 182 shares of common stock of RMLP constituting 15.4% of the outstanding shares of RMLP, valued at $1 million.
     For the terms of the financing, including the terms of the promissory note and the common stock, see "The Contribution, Assignment, Assumption and Acknowledgment Agreement - Description of the Promissory Note" and "- Description of the Common Stock of RMLP," respectively.
POTENTIAL  PARTNERING  WITH  CALIFORNIA  DEVELOPER
     It is anticipated that the Rancho Malibu partnership will enter into a joint venture with an experienced California real estate developer. The Rancho Malibu partnership is presently in discussions with potential developers, none of whom are affiliated with the Trust or PLM, and it is possible that the Rancho Malibu partnership will enter into a joint venture arrangement with one of them prior to the deadline for submitting consent forms pursuant to this Solicitation Statement. Because such discussions are still in the preliminary stages, it is not yet clear what form a potential joint venture would take. However, it is likely that the Rancho Malibu partnership would contribute the Rancho Malibu property and the developer would contribute a combination of cash and a guarantee of the Rancho Malibu property construction loan. In addition, because of the expertise the developer likely would bring to the project, it is likely that the developer would receive a preferential return prior to or simultaneously with any funds being distributed to the Rancho Malibu partnership. However, the Managing Trustee believes that the participation of an experienced real estate developer will enhance the potential for the success of the project and could result in a larger overall return on the Rancho Malibu property.

REASONS  FOR  THE  TRANSACTION
     In reaching its decision to admit the Trust to the Rancho Malibu partnership and enter into negotiations with respect to the Agreement, the Managing Trustee independently considered the terms of the Agreement and the transactions contemplated thereby. Based upon this review, among other things, the Managing Trustee determined to seek the approval of the Beneficiaries to the proposed transaction.
The Managing Trustee believes that the development and sale of the lots at the Estates at Rancho Malibu represents a sound investment, with significant barriers to local competitive real estate pressures, that is expected to provide an attractive risk-adjusted rate of return to the Trust. The Southern California housing market generally is in a period of growth in terms of increasing home price sales. The Rancho Malibu site provides ocean view lots and a Malibu address, yet resides just outside the Malibu city limits. In addition to a favorable rate of return on its investment, the Managing Trustee also believes that the Trust, through PLM, could benefit from certain tax losses through its partnership interests.
The foregoing assessment of the expected benefits of the contemplated transaction are based upon the Managing Trustee's expectations concerning future results; however, the Managing Trustee can make no assurance that, if the transaction is consummated, any of the results, benefits or returns described herein can or will be achieved. See "Risk Factors" and "Special Note Regarding Forward-Looking Statements."

INTERESTS  OF  CERTAIN  PERSONS  IN  THE  TRANSACTION
     The Rancho Malibu partnership is indirectly majority owned by Semele. In addition, the Managing Trustee of the Trust is indirectly owned by Semele. Gary
D. Engle has a 40.3% interest in Semele and James A. Coyne has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust. Together, Messrs. Engle and Coyne control a majority of interest in Semele and of the Class B interests. The interests of these two individuals could differ from the interests of the Trust's other Beneficiaries. See "Risk Factors - The Trust's Managers and Affiliates may have Interests in the Proposed Malibu Transaction that are Different from or in Addition to the Interests of Other Beneficiaries."

IMPERIAL  CAPITAL  FAIRNESS  OPINION
     Imperial Capital, LLC ("Imperial Capital") was engaged by the board of directors of PLM to provide a fairness opinion in connection with Proposal Two. The opinion, which Imperial Capital delivered to PLM on April 29, 2002, stated that, as of such date and based upon and subject to certain matters stated therein, the aggregate consideration to be contributed by RMLP in exchange for 75% of the partnership interests in the Rancho Malibu partnership is fair to RMLP from a financial point of view.

A copy of the opinion, which sets forth the assumptions made, matters considered and scope and limitations of the review undertaken and the procedures followed by Imperial Capital, is attached hereto as Annex B-1 and is incorporated by reference into this Solicitation Statement. You are urged to read the Imperial Capital opinion carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital. Beneficiaries should note that the opinion expressed by Imperial Capital was prepared at the request and for the information of the Board of Directors of PLM and does not constitute a recommendation to any Beneficiary as how to vote with respect to Proposal Two. The Imperial Capital opinion does not address the business decision or the relative merits of the decision of the Board of Directors of PLM. No limitations were placed on Imperial Capital with respect to the investigation made, the procedures followed or the factors considered in preparing and rendering its opinion.

In preparing its opinion, Imperial Capital relied solely upon the Limited Appraisal, Restricted Report, dated March 1, 2002, prepared by Jones & Company, a professional real estate appraisal firm with experience in California, with the consent of Jones & Company. The appraisal, a copy of which is attached to the Imperial Capital fairness opinion in Annex B-2, established an $11 million value for the Rancho Malibu property on an "as is - where is" basis. In preparing its appraisal, Jones & Company (a) made comparisons with three recent bulk land sales for upper-end projects in Los Angeles County, and (b) considered the value of a sell-off of the individual lots once they are developed. Jones & Company was paid a fee of $ 7,500 for preparing the appraisal.
In  connection  with rendering its opinion, Imperial Capital among other things:
- assumed that the Rancho Malibu partnership would have no assets or liabilities, at the time of the contemplated transactions, other than the Rancho Malibu property;
- assumed a liquidation of the Rancho Malibu property on the date of the opinion, and a payout of the proceeds pursuant to the amendment to the Partnership Agreement, as a condition precedent to the contemplated transactions (and assumed that any liquidation costs or accrued interest at the time of the contemplated transactions would be offset by potential tax benefits);
- analyzed certain historical business and financial information related to the Rancho Malibu partnership, including the most recent tax return for the year ended December 31, 2001, which was provided by Equis II Corporation;
- reviewed certain information relating to the business, earnings, taxes and cash flow of the Rancho Malibu partnership, furnished to Imperial Capital by Equis II Corporation;
- reviewed certain business and financial information relating to the Rancho Malibu partnership that Imperial Capital deemed relevant;
- conducted discussions with members of senior management of PLM, Semele and Equis II Corporation concerning the matters described above, as well as the prospects and strategic objectives of the Rancho Malibu partnership; and
- conducted such other financial studies, analyses and investigations and took into account such other matters as Imperial Capital deemed necessary, including its assessment of general economic, market and monetary conditions.
     In preparing its opinion and with PLM's consent, Imperial Capital relied on the accuracy and completeness of the foregoing financial and other information and did not assume responsibility for independent verification of such information or conduct an independent valuation or appraisal of any assets of PLM, RMLP or the Rancho Malibu partnership. With respect to the information provided, Imperial Capital assumed, with PLM's consent, that such information was reasonably prepared on bases reflecting the best currently available estimates and judgments of PLM and Equis II Corporation. Imperial Capital also relied upon assurances of senior management of PLM, Semele and Equis II Corporation that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view as to, the assumptions on which the information was based.

LIQUIDATION ANALYSIS. In arriving at its opinion, Imperial Capital conducted a liquidation analysis as of the date of the opinion. The liquidation analysis was used to estimate the proceeds that would be assumed to be received in a liquidation of the Rancho Malibu property. This analysis indicated that the approximately $9 million of proceeds that would be payable upon liquidation to RMLP (after the C & D Joint Venture was repaid its initial $2 million capital contribution) would be sufficient to repay the $2.5 million note (which at the time of the contemplated transactions would not have accrued any interest) as well as to return the full amount of the cash portion of the consideration initially contributed by RMLP.

The summary of the Imperial Capital opinion set forth above does not purport to be a complete description of the data and analyses presented or considered by Imperial Capital. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Imperial Capital's analysis must be considered as a whole and considering any portion of Imperial Capital's analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Imperial Capital opinion.

In the ordinary course of business and in accordance with applicable state and federal securities laws, Imperial Capital may make a market in securities of Semele, the Trusts or their affiliates and may trade the securities of Semele, the Trusts or their affiliates for its own account and for the account of customers and, accordingly, may at any time hold long or short positions in such securities. In addition, Imperial Capital previously acted as financial advisor to PLM and certain of its affiliates in connection with the acquisition of PLM by a subsidiary of MILPI. Imperial Capital rendered its opinion to PLM's board of directors on December 21, 2000 and was paid a fee of $175,000, plus expenses for such opinion. Imperial Capital also has been paid a fee of $37,500 in connection with Proposal Four, discussed below. As of the date of the opinion, Imperial Capital and its affiliates owned approximately 4% of the common stock of Semele, based on the number of shares publicly reported by Semele to be outstanding.

Imperial Capital has been paid a fee of $37,500 for its fairness opinion rendered to PLM in connection with this Proposal Two. PLM also agreed to indemnify Imperial Capital, its affiliates and each of their respective directors, officers and employees and each other person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities. Imperial Capital is engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. PLM retained Imperial Capital to provide the fairness opinion because of Imperial Capital's expertise, reputation and familiarity with PLM and with assets similar to those being acquired by PLM.

REGULATORY  MATTERS
     The Trust does not believe that any material federal or state regulatory approvals, filings or notices are required to be filed in connection with the proposed acquisition, other than such approvals, filings or notices required pursuant to federal and state securities laws. If any such additional filings or consents are required, such filings or consents could delay or prevent the closing of the Malibu transaction.

APPRAISAL  RIGHTS
     Delaware law does not grant beneficiaries of business trusts who dissent from approval of a transaction, such as the proposed Malibu transaction, the right to demand an appraisal for their interests. Accordingly, Beneficiaries who object to Proposal Two and the proposed Malibu transaction do not have a right to demand payment for their Interests.

SELECTED  FINANCIAL  DATA
     For the quarter ended March 31, 2002 and each of the five years in the period ended December 31, 2001:


Summary of Operations             March 31, 2002       2001         2000         1999         1998          1997
--------------------------------  ---------------  ------------  -----------  -----------  -----------  ------------
 Lease revenue                    $     1,501,285  $ 6,519,899   $ 7,733,941  $10,286,635  $15,201,411  $16,912,628

 Total income                     $     1,547,571  $ 6,985,008   $10,785,068  $15,453,298  $19,153,506  $17,455,773

 Net income (loss)                $     1,698,674  $(5,599,193)  $ 2,050,016  $ 5,802,601  $ 4,999,220  $   877,213

Per Beneficiary Interest:
    Net income (loss)
    Class A Interests             $          0.66  $     (2.84)  $      0.66  $      1.13  $      1.17  $      0.49
    Class B Interests             $          0.10  $     (0.10)  $      0.18  $      0.75  $      0.39  $     (0.12)

    Cash distributions declared
    Class A Interests             $             -  $         -   $         -  $      4.56  $      1.64  $      3.11
    Class B Interests             $             -  $         -   $         -  $      3.66  $      2.10  $      0.30

Financial Position
--------------------------------

 Total assets                     $    43,710,193  $42,170,719   $51,641,436  $71,090,942  $72,908,929  $82,036,778

 Total long-term obligations      $    21,542,788  $22,382,964   $26,220,794  $32,573,152  $35,072,883  $39,928,173

 Participants' capital            $    19,288,041  $17,589,367   $23,188,560  $21,158,711  $36,360,494  $41,159,172


     The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to impact the financial statements of the Trust. Accordingly, no pro forma adjustments related to Proposal 2 have been recorded in the accompanying pro forma financial statements.

                    THE CONTRIBUTION, ASSIGNMENT, ASSUMPTION
                          AND ACKNOWLEDGMENT AGREEMENT
     The following description summarizes the material provisions of the Contribution, Assignment, Assumption and Acknowledgment Agreement, by and among RMLP, the Rancho Malibu partnership, Rancho Malibu Corp. and Semele (the "Agreement"), whereby RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary Rancho Malibu Corp., in the Rancho Malibu partnership. You should carefully read the entire Agreement, which is attached hereto as Annex A, before making any decision with respect to Proposal One. CONDITIONS TO COMPLETION OF THE TRANSACTION
     Pursuant to the terms of the Agreement, each party's obligation to effect the transaction is subject to the satisfaction or waiver of various conditions, including the following:
- no consent of any governmental authority or any other person or entity shall be required to be made or obtained by the Rancho Malibu partnership or by Semele or Rancho Malibu Corp. in connection with the Agreement, except where the failure to obtain any such consents would not prevent Semele or Rancho Malibu Corp. from performing its obligations under the Agreement;
- there shall be no suit, action or other proceeding pending or threatened and no court with appropriate jurisdiction shall have issued an order or injunction which would restrain, enjoin or prohibit the transaction or which would compel RMLP to dispose of or discontinue the business or a portion of the business of the Rancho Malibu partnership;
- Semele and Rancho Malibu Corp. shall have obtained all necessary approvals to authorize the transactions contemplated by the Agreement;
- the Beneficiaries of the Trust and of Trust D shall have approved the transaction;
- the assets of the Rancho Malibu partnership shall have been appraised by an independent appraiser and the appraised value of the assets shall be acceptable to RMLP;
- the representations and warranties of Semele and RMLP set forth in the Agreement shall be true and correct in all material respects as though made on and as of the closing date of the transaction;
- Semele and RMLP shall each have performed and complied with all agreements and conditions required to be performed or complied with by it prior to the closing date, in all material respects;
- each of Semele and RMLP shall have furnished the other party with a certificate dated as of the closing date certifying the fulfillment of certain conditions;
- there shall be no material adverse change in the business or results of operations or condition of the Rancho Malibu partnership; and
- the business of the Rancho Malibu partnership shall have been conducted in the ordinary course and shall have complied in all material respects with the course of conduct described in the Agreement and RMLP shall have been furnished with a certificate of Semele, dated as of the closing date, certifying as such.
     The Managing Trustee can provide no assurance that all of the conditions precedent to the transaction have or will be satisfied or waived by the party permitted to do so. The Managing Trustee cannot at this point determine whether it would resolicit consents in the event that it decides to waive any of the items listed above. This decision would depend upon the facts and circumstances leading to the decision to complete the Malibu transaction and whether the Managing Trustee believes there has been a material change in the terms of the transaction and its effect on the Trust and its Beneficiaries.
CONDUCT  OF  BUSINESS  PENDING  THE  CONSUMMATION  OF  THE  TRANSACTION
     Until the closing of the transaction, except as contemplated by the Agreement, each of Semele and Rancho Malibu Corp. has agreed that it will:
- use its best efforts to preserve the business of the Rancho Malibu partnership;
- maintain or cause to be maintained satisfactory relationships with suppliers, customers and others having business relationships with the Rancho Malibu partnership which are material to the success of its business;
- conduct or enter into business of and transactions by the Rancho Malibu partnership only in the usual and ordinary course; and
- allow representatives of RMLP access to the personnel, offices, properties, books and records of the partnership and furnish RMLP with such financial and operating data as RMLP shall reasonably request.
     Semele has further agreed that it will not cause or permit the Rancho Malibu partnership, except in the ordinary course of business, to:
- mortgage, pledge or subject to lien, charge or other encumbrance any assets, or enter into any agreement resulting in the imposition of any such mortgage, lien or charge;
-     sell  or  purchase,  assign  or  transfer  any  intangible  property;
- suffer any casualty losses, whether insured or uninsured, and whether or not in the control of Semele or the Rancho Malibu partnership or Rancho Malibu Corp., in excess of $5,000 in the aggregate, or waive any rights of any material value, individually or in the aggregate, unless such loss or waiver is reflected in the balance sheets;
- incur any indebtedness for money borrowed or any noncurrent indebtedness for the purchase price of any fixed or capital asset;
- make (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure, or (iii) any sale, lease or other disposition of any capital asset;
- make any change in the partnership agreement of the Rancho Malibu partnership;
- issue any new percentage interest to a third party or grant or issue any option or warrant for the purchase of any new percentage interest to a third party, or make any commitment relating thereto;
-     make  any  distribution  or  payment  to  Semele;
- amend, make or enter into any agreement with any employee, agent or consultant;
-     amend  any  material  contract,  lease  or  agreement  listed;  or
- voluntarily incur any material obligation or liability, absolute or contingent, except in the ordinary course of business or pursuant to existing contracts and agreements described in the Agreement or in the schedules delivered pursuant hereto.
- The Agreement contains customary representations and warranties by Semele and Rancho Malibu Corp.
TERMINATION
     The  Agreement  may be terminated at any time prior to the date of closing:
- by either Semele or Rancho Malibu Corp. or RMLP, if any party or government agency institutes any proceeding to enjoin or prevent consummation of the transactions contemplated by the Agreement or seeks any material damages that may result from the consummation of the transactions under the Agreement;
- by either Semele or Rancho Malibu Corp. or RMLP, if a material default is made by the other party with respect to the performance of any of the covenants or agreements or any of the representations and warranties made by such party in the Agreement, which default has not been cured within 15 days after the delivery of a notice of default specifying such breach;
- by Semele or Rancho Malibu Corp., if all of the conditions set forth in the Agreement have not been satisfied or waived by Semele prior to the date of closing;
- by RMLP, if all of the conditions set forth in the Agreement have not been satisfied or waived by RMLP prior to the date of closing; and
-     by  RMLP,  if  a  material  adverse  effect  has  occurred.

DESCRIPTION  OF  THE  PROMISSORY  NOTE
     As part of the consideration to be paid to Semele pursuant to the Agreement, RMLP will issue to Rancho Malibu Corp. an unsecured promissory note (the "Note"). The Note will be for the principal amount of $2.5 million or such lesser amount as is outstanding pursuant to the terms of the Note. The Note will bear interest at the rate of 7% per annum, calculated on the basis of a year with 360 days. The entire principal amount of, and accrued interest on, the Note will be due and payable on December 31, 2006, subject to extension upon the mutual agreement of Rancho Malibu Corp. and RMLP.
The Note may be prepaid at any time, without premium or penalty, at the option of RMLP in principal increments of $100,000. Additionally, RMLP is obligated to make annual prepayments on the Note to the extent of any Excess Cash Flow (as defined in the Note).
RMLP may make payments of principal of, and accrued interest on, the Note either in cash or, if prior to the second anniversary of the Note, by delivering clear title to a subdivided portion of the real property owned by the Rancho Malibu partnership, in which case the value of such prepayment will be determined by the total appraised fair market value of such real property, determined by a nationally recognized real estate appraiser mutually agreeable to RMLP, the C & D Joint Venture and Semele. In the event RMLP desires to make any such prepayment in-kind, the Rancho Malibu partnership, pursuant to the terms of its amended Partnership Agreement, will distribute the real property to RMLP or, at the direction of RMLP, to the payee under the Note and at the same time will make an appropriate increase in the ownership interests held by the C & D Joint Venture in order to reflect the return on capital paid to RMLP.
Upon the occurrence of an Event of Default (as defined in the Note), Rancho Malibu Corp. may declare the entire unpaid balance of the principal amount of, and accrued interest on, the Note immediately due and payable. In such event, RMLP will be obligated to pay all of Rancho Malibu Corp.'s costs and expenses, including reasonable attorneys' fees, incurred in enforcing or collecting any of the obligations of RMLP under the Note. During the continuation of an Event of Default, all such amounts, plus the entire unpaid balance of the principal amount of, and accrued interest on, the Note, will bear interest at the rate of 8.5% per annum.

The Note is governed by Delaware law and does not place any restrictions on RMLP's ability to incur additional indebtedness.

DESCRIPTION  OF  THE  COMMON  STOCK  OF  RMLP
     The following summary of the common stock of RMLP is subject in all respects to applicable Delaware law, RMLP's certificate of incorporation and RMLP's by-laws. See "Where You Can Find More Information."
RMLP's authorized capital stock consists of 3,000 shares of common stock, par value $.01 per share. As of the Record Date, 1,000 shares of RMLP common stock were outstanding and held by PLM. If Proposal One is adopted and the Malibu transaction is consummated, pursuant to the Agreement, Semele will receive 182 shares of RMLP common stock, representing 15.4% of the then outstanding shares. Holders of RMLP's common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Holders of RMLP's common stock are not entitled to cumulative voting rights with respect to the election of directors and, as a consequence, minority shareholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any shares of preferred stock issued in the future, holders of common stock are entitled to receive ratably such dividends as may be declared from time to time by RMLP's board of directors out of funds legally available for payment.
In the event of a liquidation, dissolution or winding up of RMLP, holders of RMLP's common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to RMLP's common stock. All shares of RMLP's common stock to be outstanding upon completion of the Malibu transaction will be fully paid and non-assessable.

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL TWO.

          PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO SECTION 7.5 OF THE
            TRUST AGREEMENT TO APPROVE GRANTS AND EXERCISES OF RIGHTS
     OF FIRST REFUSAL IN JOINT VENTURES BETWEEN THE TRUST AND ITS AFFILIATES THE AMENDMENT

     As currently in effect, Section 7.5 of the Trust Agreement does not provide the Trust with a right of first refusal in the event of a sale of an asset by a joint venturer. It is proposed that Section 7.5 be amended to provide the Trust with such a right of first refusal.

REASON  FOR  THE  AMENDMENT
     Section 7.5 of the Trust Agreement initially provided that the Trust has the right of first refusal in the event of a proposed sale of an asset, or an interest therein, initiated by a joint venturer. However, when Section 7.5 was amended in June 1999, the provision was deleted. The Managing Trustee believes that the deletion of this right was inadvertent and that the right should be reinstated.

The Trust distributed a Consent Solicitation Statement on May 5, 1998 to its Beneficiaries to ask them to vote on, among other items, an amendment to Section
7.5 governing joint ventures between the Trust and the Managing Trustee or its affiliates. As the Consent Solicitation Statement stated, the purpose of amending Section 7.5 was to permit the Trust to enter into joint ventures with affiliated joint venturers that have different investment objectives than the Trust. Prior to the amendment, Section 7.5 required that the Trust have identical investment objectives with its affiliated joint venturers, which the Managing Trustee believed limited the opportunity of the Trust to co-invest with affiliates of the Managing Trustee. The Consent Solicitation Statement did not address, however, the deletion of the right of first refusal. The Managing Trustee believes that, because the stated purpose of the amendment to Section
7.5 was to remove unnecessary limits on the Trust's right to enter into joint ventures, it is unlikely that the intention of the amendment was to remove the right of first refusal, thereby further limiting the Trust.
The Managing Trustee believes that there are benefits to be derived by the Trust by allowing a right of first refusal in connection with joint ventures. For instance, the Trust may be engaged in businesses that use the type of assets being disposed of, such that the asset would be of value to the Trust even if it was no longer of value to the joint venture. By allowing the Trust a right of first refusal to purchase such assets, the Trust would have greater control of its assets and therefore better protection of the value of the assets. Before voting on this proposal, Beneficiaries are urged to read the full text of the proposed amendment to Section 7.5, which is included in Annex C, attached hereto.

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL THREE.

                PROPOSAL 4 - APPROVAL OF THE PURCHASE BY MILPI OF
                    THE MEMBERSHIP INTERESTS IN MILPI HELD BY
                TRUST A AND TRUST B, WHICH WOULD GIVE THE TRUST,
              TOGETHER WITH TRUST D, SHARED 100% OWNERSHIP OF MILPI

REASON  FOR  THE  SALE

     The Managing Trustee believes that it would be in the best interest of the Trust for MILPI to purchase the membership interests in MILPI back from Trust A and Trust B. In December 2000, the Trust entered into a joint venture with Trust A, Trust B and Trust D whereby each of the trusts purchased membership interests in MILPI. A subsidiary of MILPI subsequently entered into an agreement to acquire PLM, and in order to obtain the approval of its stockholders, PLM filed a proxy statement with the Securities and Exchange Commission (the "SEC"). In connection with the review of PLM's preliminary proxy materials, the staff of the SEC informed Trust A and Trust B that the staff believed that the two trusts may be unregistered investment companies within the meaning of the Investment Company Act of 1940. Although Trust A and Trust B have publicly stated that they do not believe they are registered investment companies, based upon the advice of counsel, the two trusts have agreed to liquidate their assets to avoid the burden and extra expense of continuing to pursue this issue with the staff of the SEC. Accordingly, Trust A and Trust B intend to sell their membership interests in MILPI. Currently, the Trust has a 37.5% interest in MILPI. Upon completion of the purchase, each of the Trust and Trust D would have equal 50% interests in MILPI.
As stated above, Trust A and Trust B intends to sell their membership interests in MILPI. If MILPI does not purchase these interests from Trust A and Trust B, the two Trusts could then sell their MILPI interests to a third party. The third party would then be a joint venturer in MILPI with the Trust and would have a minority interest in management decisions, with the Trust and Trust D having a combined majority interest. Although pursuant to the terms of MILPI's Operating Agreement, a third party purchaser would only have a minority interest and the Trust and Trust D could withhold their consent to the sale of MILPI interests to any given third party, there could be no assurance that any third party that purchased the interests would have similar management objectives as the Trust.

TERMS  OF  THE  SALE
     The membership interests in MILPI of Trust A and Trust B would be bought back by MILPI, pursuant to a Membership Interest Purchase Agreement, at the price paid to purchase such interests, less any dividends paid, plus the reimbursement of all fees paid by the Trust to the Managing Trustee pursuant to the Trust Agreement in connection with the purchase of its MILPI membership interests. The Managing Trustee has agreed to waive all fees that would otherwise be due to it by the Trust under the terms of the Trust Agreement in connection with a sale of Trust assets. A copy of the Membership Interest Purchase Agreement is attached hereto as Annex D. As noted below, the Trust's financial advisors have determined that the proceeds to be paid in connection with the sale is fair to the Beneficiaries from a financial point of view. See "Proposal Four - Fairness Opinion."

FAIRNESS  OPINION
     Imperial Capital was engaged by the Trust and Trust D to provide a fairness opinion in connection with Proposal Four. The opinion, which Imperial Capital delivered to the Trust and Trust D on April 10, 2002, stated that, as of such date and based upon and subject to certain matters stated therein, the aggregate consideration to be paid by MILPI in connection with the repurchase of the interests in MILPI held by Trust A and Trust B is fair to the Trust and Trust D from a financial point of view. A copy of the opinion, which sets forth the assumptions made, matters considered and scope and limitations of the review undertaken and the procedures followed by Imperial Capital, is attached hereto as Annex E and is incorporated by reference into this Solicitation Statement. You are urged to read the Imperial Capital opinion carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital. Beneficiaries should note that the opinion expressed by Imperial Capital was prepared at the request and for the information of the Trust and Trust D and does not constitute a recommendation to any Beneficiary as how to vote with respect to Proposal Four. The Imperial Capital opinion does not address the business decision or the relative merits of the decision of the Trust and Trust D. No limitations were placed on Imperial Capital with respect to the investigation made, the procedures followed or the factors considered in preparing and rendering its opinion.
Because the only asset of MILPI is its 100% ownership in PLM, Imperial Capital performed its analysis on the operations and projections of PLM and attributed no positive or negative value to MILPI.

In  connection  with rendering its opinion, Imperial Capital among other things:
- analyzed certain historical business and financial information relating to PLM, including a draft of PLM's annual financial statements for the year ended December 31, 2001 and balance sheet for March 31, 2002 which were provided by PLM;
- reviewed certain information, including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to Imperial Capital by PLM;
- reviewed certain publicly available business and financial information relating to PLM that Imperial Capital deemed relevant;
- conducted discussions with members of senior management of PLM concerning the matters described above, as well as the prospects and strategic objectives of PLM and expected cost and corporate overhead savings as PLM investment vehicles continue to liquidate;
- reviewed public information with respect to certain other companies with financial profiles that Imperial Capital deemed to be relevant;
- reviewed the historical market prices and trading activity for PLM's common stock through the date of PLM's merger with MILPI Acquisition Corp.;
- reviewed the results of the sale process in which PLM was sold to MILPI Acquisition Corp., and
- conducted such other financial studies, analyses and investigations and took into account such other matters as Imperial Capital deemed necessary, including its assessment of general economic, market and monetary conditions.
     In preparing its opinion and with the consent of the Trust and Trust D, Imperial Capital relied on the accuracy and completeness of the foregoing financial and other information and did not assume responsibility for independent verification of such information or conduct an independent valuation or appraisal of any of MILPI's or PLM's assets, nor was Imperial Capital furnished with any such appraisals. With respect to the financial forecasts, Imperial Capital assumed, with the consent of the Trust and Trust D, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MILPI and PLM as to the future financial performance of PLM. Imperial Capital also relied upon assurances of senior management of PLM that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view as to, such forecasts or the assumptions on which they were based. The Imperial Capital opinion was based upon economic, monetary and market conditions existing on the date of the opinion. Imperial Capital expressed no opinion, nor should one be implied, as to the current fair market value of the Interests.

The following two paragraphs summarize the analyses performed by Imperial Capital in arriving at its opinion:
- MARKET APPROACH ANALYSIS. The market approach is a valuation technique in which fair market value is estimated based on market prices in actual transactions and on asking prices for currently available assets. Normally, Imperial Capital would review publicly traded companies and comparable transactions with these companies, but due to PLM's unique business structure and small number of equity holders and the fact that PLM is currently being managed in order to liquidate its various investment vehicles, Imperial Capital did not believe that this technique was applicable. Instead, Imperial Capital reviewed (i) PLM's trading history, which showed that from February 18, 2001 through February 8, 2002, PLM's stock traded between $2.80 and $3.44 per share, and (ii) the competitive auction process by which PLM was sold to MILPI Acquisition Corp., whereby PLM received bids ranging from $2.07 to $3.60 per share. Based upon the number of shares of PLM that were outstanding during the relevant periods, these amounts translate into a value of between $3.9 million and $6.8 million for the 25% of MILPI that the Interests represent.
- DISCOUNTED CASH FLOW ANALYSIS. The fundamental premise of the discounted cash flow approach is to estimate the available cash flows a prudent investor would expect a company to generate over its remaining life. To determine this amount, Imperial Capital used cash flow projections from PLM's 2002 budget and PLM's liquidation analysis for the nine months ending December 31, 2002 and the fiscal years ended December 31, 2003 through 2007. In applying this approach, Imperial Capital estimated an appropriate discount rate to be between 20% and 25% and assumed that, because PLM is in a liquidation mode, it would not have any residual or terminal value. Based on this analysis, Imperial Capital determined PLM's total enterprise value to be approximately $24.6 to $26.2 million and its equity value to be approximately $24.2 to $25.9 million. Therefore, because the Interests represent 25% ownership of MILPI, they would have an estimated value ranging between $6.4 and $6.8 million.

     The summary of the Imperial Capital opinion set forth above does not purport to be a complete description of the data and analyses presented or considered by Imperial Capital. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Imperial Capital's analysis must be considered as a whole and considering any portion of Imperial Capital's analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Imperial Capital opinion.

In the ordinary course of business and in accordance with applicable state and federal securities laws, Imperial Capital may make a market in securities of Semele, the Trust and Trusts A, B and D and may trade the securities of such entities for its own account and for the account of customers and, accordingly, may at any time hold long or short positions in such securities. In addition, Imperial Capital previously acted as financial advisor to PLM and certain of its affiliates in connection with the acquisition of PLM by a subsidiary of MILPI. Imperial Capital rendered its opinion to PLM's board of directors on December 21, 2000 and was paid a success fee of $175,000, plus expenses for such opinion. Imperial Capital also has been paid a fee of $37,500 in connection with Proposal Two, discussed above. As of the date of the opinion, Imperial Capital and its affiliates owned approximately 4% of the common stock of Semele, based on the number of shares publicly reported by Semele to be outstanding.

Imperial Capital has been paid a fee of $37,500 for its fairness opinion rendered to the Trust and Trust D. The Trust and Trust D also agreed to indemnify Imperial Capital, its affiliates and each of their respective directors, officers and employees and each other person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities. Imperial Capital is engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. The Trust and Trust D retained Imperial Capital to provide the fairness opinion because of Imperial Capital's expertise, reputation and familiarity with MILPI and with securities similar to those being acquired by MILPI.

SELECTED  FINANCIAL  DATA
     For the quarter ended March 31, 2002 and each of the five years in the period ended December 31, 2001, and for the pro forma information for the three months ended March 31, 2002 and the year ended December 31, 2001:


                                                    Pro Forma                    Pro Forma
                                                    March 31,                   December 31,
Summary of Operations             March 31, 2002     2002 (1)        2001         2001 (1)        2000         1999
--------------------------------  ---------------  ------------  ------------  --------------  -----------  -----------
 Lease revenue                    $     1,501,285  $ 1,501,285   $ 6,519,899   $   6,519,899   $ 7,733,941  $10,286,635

 Total income                     $     1,547,571  $ 1,547,571   $ 6,985,008   $   6,985,008   $10,785,068  $15,453,298

 Net income (loss)                $     1,698,674  $ 1,780,209   $(5,599,193)  $  (5,164,952)  $ 2,050,016  $ 5,802,601

Per Beneficiary Interest:
    Net income (loss)
    Class A Interests             $          0.66  $      0.69   $     (2.84)  $       (2.60)  $      0.66  $      1.13
    Class B Interests             $          0.10  $      0.11   $     (0.10)  $       (0.10)  $      0.18  $      0.75

    Cash distributions declared
    Class A Interests             $             -  $         -   $         -   $           -   $         -  $      4.56
    Class B Interests             $             -  $         -   $         -   $           -   $         -  $      3.66

Financial Position
--------------------------------

 Total assets                     $    43,710,193  $44,222,517   $42,170,719                   $51,641,436  $71,090,942

 Total long-term obligations      $    21,542,778  $21,542,778   $22,382,964                   $26,220,794  $32,573,152

 Participants' capital            $    19,288,041  $19,800,365   $17,589,367                   $23,188,560  $21,158,711




Summary of Operations                1998          1997
--------------------------------  -----------  ------------
 Lease revenue                    $15,201,411  $16,912,628

 Total income                     $19,153,506  $17,455,773

 Net income (loss)                $ 4,999,220  $   877,213

Per Beneficiary Interest:
    Net income (loss)
    Class A Interests             $      1.17  $      0.49
    Class B Interests             $      0.39  $     (0.12)

    Cash distributions declared
    Class A Interests             $      1.64  $      3.11
    Class B Interests             $      2.10  $      0.30

Financial Position
--------------------------------

 Total assets                     $72,908,929  $82,036,778

 Total long-term obligations      $35,072,883  $39,928,173

 Participants' capital            $36,360,494  $41,159,172


____________________







____________________
(1) The Trust's unaudited pro forma financial statements for the three months ended March 31, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. See "Unaudited Pro Forma Financial Information."

     THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL FOUR.

            PROPOSAL 5 - TO ALLOW THE TRUST, IN ITS OPERATION OF PLM,
               TO ENTER INTO BUSINESS ARRANGEMENTS WITH AFFILIATES
   IN THE ORDINARY COURSE OF BUSINESS ON TERMS NO LESS FAVORABLE THAN THOSE THAT THEY WOULD RECEIVE IF SUCH ARRANGEMENTS WERE BEING ENTERED INTO WITH INDEPENDENT
                                  THIRD PARTIES

BACKGROUND  OF  THE  PROPOSAL
     As stated elsewhere in this Solicitation Statement, the Managing Trustee believes that its interest in PLM, held through MILPI, currently constitutes the Trust's asset with the most growth and income potential and that it intends to conduct as much of the Trust's future business as possible through PLM. In order to do so, the Trust must be able to operate PLM as an ongoing business and enter into agreements, understandings and arrangements with affiliates of the Trust in the ordinary course of business, despite any conflicts that may arise under the Trust Agreement. Such arrangements, understandings and agreements could include, among other things, ordinary business operations such as the payment of rent, leasing of office space and office equipment, providing management services and paying of salaries. For instance, an affiliate of the Trust may lease office space and office equipment and may be willing to share such office space with or sublet such equipment to PLM. Or, the Trust may employ an individual to perform services for the Trust such that similar services could be provided for PLM and the individual's salary could be paid pro rata by the Trust and PLM. Or an affiliate of the Trust may provide advisory, acquisition, liquidation, negotiation and asset management or similar services to the Trust, PLM or their affiliates for fees. Although the foregoing only provides examples of the types of arrangements that could benefit the Trust and its affiliates, the Managing Trustee believes that these types of arrangements, which PLM would normally be allowed to enter into with unaffiliated third parties, could provide cost savings and synergies that would be in the best interest of the Trust. Any such arrangements or agreements would be entered into as if they were arms' length transactions, on terms no less favorable than what PLM would receive if they were entering into arrangements with third parties for goods or services of a similar quality.

Various provisions of the Trust Agreement could prohibit such transactions, arrangements or agreements between the Trust, the Managing Trustee and their affiliates. For instance, Section 5.3 of the Trust Agreement prohibits the Trust from participating in any reciprocal business arrangements with an affiliate which could have the effect of circumventing any of the provisions of the Trust Agreement. Although the Managing Trustee does not believe that arrangements such as those described above would have the effect of circumventing the provisions of the Trust Agreement, the Managing Trustee nonetheless seeks the consent of the Beneficiaries to enter into such arrangements, notwithstanding any provision of the Trust Agreement that would prohibit it from doing so.
THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL FIVE.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
     The audited financial statements of the Trust as of and for the year ended December 31, 2001 and the Trust's unaudited financial statements for the three months ended March 31, 2002 have previously been filed with the Securities and Exchange Commission on Form 10-K/A and Form 10-Q, respectively. The unaudited pro forma financial information presented are based on the estimates and information set forth herein and have been prepared utilizing the audited financial statements and notes thereto appearing in the Trust's Form 10-K/A as of and for the year ended December 31, 2001 and the Trust's unaudited financial statements and notes thereto appearing in the Trust's Form 10-Q as of and for the three months ended March 31, 2002. The unaudited pro forma financial information should be read in conjunction with the historical audited and unaudited financial statements of the Trust, including the related notes thereto.

In December 2000, the Trust, along with Trust A, Trust B and Trust D, made a tender offer through a subsidiary of MILPI for all of the outstanding common stock of PLM, an equipment leasing and management company. The four trusts collectively hold all of the outstanding membership interests in MILPI.
Pursuant to the cash tender offer, MILPI acquired approximately 83% of PLM's outstanding common stock in February 2001. In February 2002, MILPI completed the acquisition of PLM by acquiring the remaining 17% of PLM's common stock. The Trust and Trust D provided MILPI with the funds to acquire the remaining 17% of PLM's common stock resulting in the Trust's membership interests in MILPI increasing from 34% to 37.5%. Coincident with the stock acquisition, MILPI's wholly owned subsidiary merged into PLM.

The following unaudited pro forma financial information of the Trust are presented to give effect to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B, as described in Proposal 4. This transaction would result in the Trust and Trust D having equally shared 100% ownership in MILPI. As such, the pro forma analysis was prepared assuming the Trust and Trust D would equally share income for the periods presented. As the acquisition of the 17% of PLM's common stock occurred in February 2002 and is reflected in the Trust's unaudited financial statements as of and for the three months ended March 31, 2002, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to the February 2002 stock acquisition.

In addition, Proposal 2 of this Solicitation Statement seeks approval of a transaction whereby a newly formed subsidiary of PLM, RMLP, will receive a contribution from Semele of partnership interests in the Rancho Malibu partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15.4%) of the common stock of RMLP. The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to impact the financial statements of the Trust. Accordingly, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to Proposal 2.

As required by Rule 11-02 of Regulation S-X, the Trust's unaudited pro forma statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. The Trust's unaudited pro forma statement of financial position as of March 31, 2002 has been prepared as if the purchase had occurred on March 31, 2002.

The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2001, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

                   PRO FORMA STATEMENT OF FINANCIAL CONDITION
                                 MARCH 31, 2002
                                   (UNAUDITED)

                                                      HISTORICAL       PRO FORMA       PRO FORMA
                                                  AT MARCH 31, 2002   ADJUSTMENTS  AT MARCH 31, 2002
                                                  ------------------  -----------  ------------------
Cash and cash equivalents                                     6,511         6,511
Rents receivable                                            283,672             -            283,672
Accounts receivable - affiliate                             204,248             -            204,248
Loan receivable - EFG/Kettle Development LLC                146,174             -            146,174
Interest in EFG/Kettle Development LLC                    3,814,505             -          3,814,505
Interest in EFG Kirkwood LLC                              4,471,443             -          4,471,443
Interest in MILPI Holdings, LLC                          10,160,283     512,324 A         10,672,607
Interest in C & D IT LLC                                  1,000,000             -          1,000,000
Investments - other                                         264,513             -            264,513
Other assets, net                                           457,074             -            457,074
Equipment, net                                           22,901,770             -         22,901,770
                                                  ------------------  -----------  ------------------

      Total assets                                       43,710,193       512,324         44,222,517
                                                  ==================  ===========  ==================


LIABILITIES AND PARTICIPANTS' CAPITAL                             -
                                                                  -
Notes payable                                            21,542,778             -         21,542,778
Note payable- affiliate                                     719,760             -            719,760
Accrued interest                                             37,222             -             37,222
Accrued liabilities                                         168,303             -            168,303
Accrued liabilities - affiliates                             80,222             -             80,222
Deferred rental income                                      277,357             -            277,357
Other liabilities                                         1,596,510             -          1,596,510
                                                  ------------------  -----------  ------------------
     Total liabilities                                   24,422,152             -         24,422,152


Participants' capital:
   Managing Trustee                                          16,417       5,123 A             21,540
   Special Beneficiary                                      135,440      42,267 A            177,707
   Class A Beneficiary Interests                         21,158,412     366,276 A         21,524,689
   Class B Beneficiary Interests                            316,139      98,657 A            414,796
   Treasury Interests                                    (2,338,367)            -         (2,338,367)
                                                  ------------------  -----------  ------------------
     Total participants' capital                         19,288,041       512,324         19,800,365

     Total liabilities and participants' capital         43,710,193       512,324         44,222,517
                                                  ==================  ===========   ================


                             See accompanying notes.

                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)


                                                     HISTORICAL                      PRO FORMA
                                                   FOR THE THREE                   FOR THE THREE
                                                    MONTHS ENDED     PRO FORMA      MONTHS ENDED
                                                   MARCH 31, 2002   ADJUSTMENTS    MARCH 31, 2002
                                                  ----------------  ------------  ----------------
INCOME
Lease revenue                                     $     1,501,285   $          -  $     1,501,285
Interest income                                             3,620              -            3,620
Gain on sale of equipment                                  42,666              -           42,666
                                                  ----------------  ------------  ----------------
 Total income                                           1,547,571              -        1,547,571
                                                  ----------------  ------------  ----------------


EXPENSES
Depreciation and amortization                             908,636              -          908,636
Interest expense                                          308,018              -          308,018
Interest expense - affiliate                                3,942              -            3,942
Management fees - affiliates                              111,392              -          111,392
Operating expenses - affiliate                            101,959              -          101,959
                                                  ----------------  ------------  ----------------
 Total expenses                                         1,433,947              -        1,433,947
                                                  ----------------  ------------  ----------------


EQUITY INTERESTS
Equity in net loss of EFG/Kettle Development LLC         (102,266)             -         (102,266)
Equity in net income of EFG Kirkwood LLC                1,468,708              -        1,468,708
Equity in net income of MILPI Holdings, LLC               218,608       81,535 B          300,143
                                                  ----------------  ------------  ----------------
 Total income from equity interests                     1,585,050         81,535        1,666,585
                                                  ----------------  ------------  ----------------


Net income                                        $     1,698,674   $     81,535  $     1,780,209
                                                  ================  ============  ================


Net income
  per Class A Beneficiary Interest                $          0.66                 $          0.69
  per Class B Beneficiary Interest                $          0.10                 $          0.11


                             See accompanying notes.

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                       HISTORICAL                          PRO FORMA
                                                         FOR THE                            FOR THE
                                                       YEAR ENDED        PRO FORMA        YEAR ENDED
                                                    DECEMBER 31, 2001   ADJUSTMENTS    DECEMBER 31, 2001
                                                   -------------------  ------------  -------------------
INCOME
Lease revenue                                      $        6,519,899   $          -  $        6,519,899
Interest income                                               157,725              -             157,725
Gain on sale of equipment                                     124,658              -             124,658
Other income                                                  182,726              -             182,726
                                                   -------------------  ------------  -------------------
    Total income                                            6,985,008              -           6,985,008
                                                   -------------------  ------------  -------------------


EXPENSES
Depreciation and amortization                               3,933,784              -           3,933,784
Write-down of equipment                                     5,578,975              -           5,578,975
Interest expense                                            2,055,063              -           2,055,063
Management fees - affiliates                                  433,247              -             433,247
Operating expenses - affiliate                              1,143,620              -           1,143,620
                                                   -------------------  ------------  -------------------
    Total expenses                                         13,144,689              -          13,144,689
                                                   -------------------  ------------  -------------------


EQUITY INTERESTS
Equity in net loss of EFG/Kettle Development LLC             (332,692)             -            (332,692)
Equity in net loss of EFG Kirkwood LLC                        (91,100)             -             (91,100)
Equity in net income of MILPI Holdings, LLC                   984,280      434,241 B           1,418,521
                                                   -------------------  ------------  -------------------
    Total income from equity interests                        560,488        434,241             994,729
                                                   -------------------  ------------  -------------------

Net income (loss)                                  $       (5,599,193)  $    434,241  $       (5,164,952)
                                                   ===================  ============  ===================


Net income (loss)
  per Class A Beneficiary Interest                 $            (2.84)                $            (2.60)
  per Class B Beneficiary Interest                 $            (0.10)                $            (0.10)


                             See accompanying notes

NOTES  TO  UNAUDITED  PRO  FORMA  FINANCIAL  INFORMATION
NOTE  1  -  BASIS  OF  PRESENTATION
     The accompanying unaudited pro forma financial information of the Trust are presented to give effect to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B, as described in Proposal 4. This transaction would result in the Trust and Trust C having equally shared 100% ownership in MILPI.

As described below, MILPI acquired all of PLM's common stock by acquiring approximately 83% and 17% of the common stock in February 2001 and February 2002, respectively. As the acquisition of the 17% of the common stock of PLM occurred in February 2002 and is reflected in the Trust's unaudited financial statements as of and for the three months ended March 31, 2002, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to the February 2002 acquisition.

In addition, Proposal 2 of this Solicitation Statement seeks approval of a transaction whereby a newly formed subsidiary of PLM, RMLP, will receive a contribution from Semele of partnership interests in the Rancho Malibu partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15.4%) of the common stock of RMLP. The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to impact the financial statements of the Trust. Accordingly, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to Proposal 2.

As required by Rule 11-02 of Regulation S-X, the Trust's unaudited pro forma statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. The Trust's unaudited pro forma statement of financial position as of March 31, 2002 has been prepared as if the purchase had occurred on March 31, 2002.

The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2001, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

NOTE  2  -  PRO  FORMA  ADJUSTMENTS
     The pro forma adjustments outlined below relate solely to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B. In December 2000, the Trust, along with Trust A, Trust B and Trust D, made a tender offer through a subsidiary of MILPI for all of the outstanding common stock of PLM, an equipment leasing and management company. The trusts collectively hold all of the outstanding membership interests in MILPI. Pursuant to the cash tender offer, MILPI acquired approximately 83% of PLM's outstanding common stock in February 2001. In February 2002, MILPI completed the acquisition of PLM by acquiring the remaining 17% of PLM's common stock. Trust C and Trust D provided MILPI with the funds to acquire the remaining 17% of PLM's common stock resulting in the Trust's membership interests in MILPI increasing from 34% to 37.5%. Coincident with the stock acquisition, MILPI's wholly owned subsidiary merged into PLM.

The Trust accounts for its membership interests in MILPI using the equity method of accounting. Under the equity method of accounting, the Trust's interests are
(i) increased (decreased) to reflect the Trust's share of income (loss) of MILPI, and (ii) decreased to reflect any dividends the Trust received from MILPI. The excess of the Trust's cost to acquire its membership interests in MILPI and the fair market value of the net identifiable assets purchased is considered to be goodwill and, through December 31, 2001, was amortized over the estimated economic life of seven years from the date of acquisition, based on the estimated economic lives of PLM's assets.

The Trust is not a taxable entity and therefore pro forma income tax adjustments are not applicable.

(A) Adjustment to record the impact to the Trust's interest in MILPI of the purchase by the Trust and Trust D, pursuant to the Membership Interest Purchase Agreement. At the date of the purchase, the Trust will recognize an increase in its interest in MILPI equal to the Trust's portion of the excess of the share of the net assets of MILPI acquired from Trust A and Trust B and the purchase price paid by MILPI to Trust A and Trust B for their membership interests. The increase to the Trust's interest in MILPI is determined as follows:

Aggregate share of net assets of MILPI acquired by MILPI   $     6,956,225
Aggregate Purchase Price paid by MILPI                           5,931,578   (i)
                                                           ----------------
Aggregate increase in Trusts C and D's interests in MILPI        1,024,647
The Trust's ownership interest in MILPI                                 50%
                                                           ----------------
The Trust's share of increase in interest in MILPI                 512,324


(i) Defined in the Membership Interest Purchase Agreement between MILPI and Trust A and Trust B as the original purchase price of the membership interests, plus the reimbursement of membership fees paid to the Managing Trustee in connection with the purchase and management of the membership interests, less dividends or distributions received from the membership interests.
The Purchase was at a price in excess of fair value of the underlying assets and therefor include an element of goodwill. However, consistent with Statement of Financial Accounting Standards No. 142 ("SFAS No. 142"), there is no pro forma adjustment for amortization expense recorded related to that goodwill because the Purchase was after the transition date of July 1, 2001 when goodwill resulting from acquisitions are no longer amortized.
     (B) Adjustment to increase the Trust's share of the net income of MILPI recorded under the equity method of accounting, as discussed above. The proposed transaction would increase the Trust's ownership interest in MILPI from 37.5% to 50%.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
     The following table sets forth the beneficial ownership of the Trust's Interests, as of May 28, 2002, by each person known by the Trust to be the beneficial owner of more than 5% of any class of its outstanding Interests.

                                 NUMBER OF  PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL   CLASS A    PERCENT OF CLASS A  NUMBER OF CLASS  PERCENT OF CLASS B   SPECIAL BENEFICIARY
OWNER (1)                        INTERESTS  INTEREST OWNED      B INTERESTS      INTEREST OWNED       INTEREST OWNED
-------------------------------  ---------  ------------------  ---------------  -------------------  --------------------
Equis II Corporation (2). . . .      5,240                   *        3,019,222                99.8%                    -
Semele Group, Inc. (3). . . . .     14,450                   *        3,019,222                99.8%                  100%
Gary D. Engle (4) . . . . . . .     14,450                   *        3,019,222                99.8%                    -
James A. Coyne (5). . . . . . .     14,450                   *        3,019,222                99.8%                    -


___________________
 *     Represents  less  than  1%  of  the  outstanding  Interests.
(1) The business address of each Beneficiary listed above is c/o Equis Financial Group, L.P., 200 Nyala Farms, Westport, Connecticut 06880.
(2) Equis II Corporation, a wholly-owned subsidiary of Semele, owns 3,019,222 Class A Interests and 5,240 Class B Interests.
(3) Semele owns 100% of Equis II Corporation and, as such, has shared investment power with respect to the Class B Interests owned by Equis II Corporation. Old North Capital Limited Partnership, a controlled affiliate of Semele, owns 9,210 Class A Interests.
(4) Mr. Engle has a 40.3% ownership interest in Semele. Mr. Engle, together with Mr. Coyne, controls a majority of the interest in Semele and Equis II Corporation.
(5) Mr. Coyne has a 17.6% ownership interest in Semele. Mr. Coyne, together with Mr. Engle, controls a majority of the interest in Semele and Equis II Corporation.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST
     The Class A Interests are registered under the Securities Act of 1933 and as a result the Trust files annual and quarterly reports and other information with the SEC. You may read and copy any reports and other information that the Trust files with the SEC at the following SEC locations:

                              Public Reference Room
                             450 Fifth Street, N.W.
                             Washington, D.C.  20549

     Copies of such materials may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such Web site is http://www.sec.gov.
The SEC allows the Trust to "incorporate by reference" information into this Solicitation Statement. This means that the Trust can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Solicitation Statement, except for any information that is superseded by information that is included directly in this Solicitation Statement. This Solicitation Statement incorporates by reference the documents listed below that the Trust has previously filed with the SEC.

Company SEC Filings            Period
-----------------------------  ----------------------------
Annual Report on Form 10-K/A   Year ended December 30, 2001
Quarterly Report on Form 10-Q  Quarter ended March 31, 2002


     The Trust incorporates by reference additional documents that it may file with the SEC after the date of this Solicitation Statement. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.
     You can obtain any of the documents incorporated by reference in this document through the Trust, or from the SEC through the SEC's Web site at the address described above. Documents incorporated by reference are available from the Trust without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Solicitation Statement. You can obtain documents incorporated by reference in this Solicitation Statement by requesting them in writing or by telephone from the Managing Trustee at the following address:

                              AFG ASIT Corporation
                         c/o Equis Financial Group, L.P.
                                 200 Nyala Farms
                        Westport, Connecticut 06880-6267
                                 (203) 341-0555

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
     This Solicitation Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business strategies of the Trust. Statements in this Solicitation Statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and
Section 27A of the Securities Act. Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, wherever they occur in this document, are necessarily estimates reflecting the best judgment of the Managing Trustee and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Solicitation Statement.
Words such as "estimate," "project," "plan," "intend," "expect," "believe," "anticipate," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Solicitation Statement and the other documents incorporated by reference, including, but not limited to, the Trust's Annual Report on Form 10-K/A for the year ended December 31, 2001. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Solicitation Statement. The Trust does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Solicitation Statement or to reflect the occurrence of unanticipated events.




                                                                         ANNEX A




        CONTRIBUTION, ASSIGNMENT, ASSUMPTION AND ACKNOWLEDGMENT AGREEMENT

                                  BY AND AMONG
                                   RMLP INC.,
                 BMIF/BSLF II RANCHO MALIBU LIMITED PARTNERSHIP,
                          BSLF II RANCHO MALIBU CORP.,
                                   C&D IT LLC,
                              AND SEMELE GROUP INC.

                         DATED AS OF _________ __, 2002

Annex  A  -  Percentage  Interests

Exhibit  A  -  Property  Description

Exhibit  B  -  Promissory  Note


Schedules
---------

4.5     Joint  Ventures
4.6(a)     Limited  Partnership's  Agreements  of  Indebtedness
4.6(b)     Additional  Liabilities  of  the  Limited  Partnership
4.6(c)     Court  or  Governmental  Judgments  or  Orders
4.7     Non-Compliance  with  Laws  and/or  Permits
4.8(a)     Non-Compliance  with  Environmental  laws
4.8(b)     Non-Compliance  with  Permit  Requirements
4.8(c)     Environmental  Citations
4.8(d)     Hazardous  Activity
4.8(e)     Hazardous  Materials
4.8(f)     Violations  of  Environmental  Law
4.9     Extraordinary  Business  Activities  since  February  6,  2002
4.11(b)     Title  Exceptions
4.11(d)     Ownership  by  Affiliates
4.12     Pending  Litigation
4.13(a)     Material  Contracts  Extending  Beyond  February  6,  2002
4.13(b)     Outstanding  Guaranty  Obligations  of  the  Limited  Partnership
4.13(d)     Limited Partnership's Contractual Parties which are Non-Compliant or in  Default
4.14(a)     Insurance  Policies
4.16(c)     Bank  Accounts  and  Powers  of  Attorney
4.17     Project  Budget

        CONTRIBUTION, ASSIGNMENT, ASSUMPTION AND ACKNOWLEDGMENT AGREEMENT
     This Contribution, Assignment, Assumption and Acknowledgment Agreement dated __________ ___, 2002 is by and among RMLP Inc., a Delaware corporation ("RMLP"), BMIF/BSLF II Rancho Malibu Limited Partnership, an Illinois limited
   ---
partnership  (the  "Limited  Partnership"),  BSLF  II  Rancho  Malibu  Corp., an
                    --------------------
Illinois corporation ("BSLF"), C&D IT LLC, a Delaware limited liability company ("C&D LLC"), and Semele Group Inc., a Delaware corporation ("Semele").
  --------                                                            ------
                                    RECITALS
     WHEREAS, the Limited Partnership owns approximately 270 acres of undeveloped land located in Los Angeles County, California, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the
             ---------
"Malibu  Property");
 ----------------
WHEREAS, Semele owns one hundred percent (100%) of the capital stock of BSLF, the General Partner of the Limited Partnership;

WHEREAS, Semele owns, directly or indirectly, seventy-five percent (75%) of the undivided Percentage Interests (as such term is defined in the Partnership Agreement) of the Limited Partnership, comprised of the 73.95% BSLF Percentage Interest and the 1.05% Semele Percentage Interest;

WHEREAS, the other 25% of the undivided Percentage Interests of the Limited Partnership are owned by C&D LLC whose sole members are AFG Investment Trust C and AFG Investment Trust D;

WHEREAS, RMLP desires to contribute the Contribution Consideration to BSLF, and BSLF and Semele desire to assign and deliver in exchange and in consideration therefor to RMLP, upon the terms and conditions set forth herein, the Semele Percentage Interest and the BSLF Percentage Interest; and

WHEREAS, RMLP desires to accept such assignment and delivery of all benefits, right, title and interest in and to the Semele Percentage Interest and the BSLF Percentage Interest and assume all of the duties and obligations thereunder of Semele and BSLF, respectively.

WHEREAS, the parties hereto intend that the contribution of the Contribution Consideration in exchange and in consideration for the Semele Percentage Interest and the BSLF Percentage Interest contemplated hereby together shall constitute a tax-free exchange governed by the provisions of Section 351 of the Code.

NOW THEREFORE, in consideration of the mutual agreements, covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

ARTICLE  ONE

DEFINITIONS
     As used herein, the following capitalized terms shall have the following meanings:

1.1     "AFFILIATE"  of  a Person means a Person who controls, is controlled by,
         ---------
or is under common control with such Person. For purposes of this definition, "control" means the ability to control the management or policies of a Person,
 -------
whether  through  the  ownership of voting securities, by contract or otherwise.
1.2     "AGREEMENT"  means  this  Contribution,  Assignment,  Assumption  and
         ---------
Acknowledgment  Agreement.
1.3     "BSLF"  means  BSLF  II  Rancho  Malibu  Corp., an Illinois corporation.
         ----
1.4     "BSLF PERCENTAGE INTEREST" means the 73.95% Percentage Interest owned by
         ------------------------
BSLF.

1.5     "CERCLA"  means  the  Comprehensive Environmental Response, Compensation
         ------
and  Liability  Act  of  1980,  as  amended  (42  U.S.C.   9601  et  seq.).
                                                                 --  ---
1.6     "CLAIMS  NOTICE"  means  a  notice  to be given by RMLP to Semele of any
         --------------
Indemnity Claim which describes the Indemnity Claim in reasonable detail, indicates the amount (estimated, if necessary) of the Loss that has been or may be suffered by RMLP and, in the case of any claim, action or proceeding brought by a third party, includes a copy of any claim, process or legal pleadings with respect thereto.

1.7     "CLEAN  WATER  ACT"  means  the  Federal Water Pollution Control Act, as
         -----------------
amended  (33  U.S.C.  1251  et  seq.)
                            --  ---
1.8     "CLOSING" means the consummation of the contribution of the Contribution
         -------
Consideration by RMLP to BSLF and the contribution of the Semele Percentage Interest and the BSLF Percentage Interest from Semele and BSLF to RMLP pursuant to this Agreement.

1.9     "CLOSING  DATE"  means  ____________, 2002, or such other date as may be
         -------------
mutually  agreed  upon  by  RMLP  and  Semele  and  BSLF.

1.10     "CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
          ----
1.11     "COMMON  STOCK"  means  182  shares  of the RMLP Common Stock, $.01 par
          -------------
value per share, to be issued to BSLF as a portion of the Contribution Consideration hereunder, and representing approximately fifteen and four-tenths percent (15.4%) of the issued and outstanding capital stock of RMLP.
1.12     "CONTRIBUTION CONSIDERATION" means an amount equal to Five Million Five
          --------------------------
Hundred Thousand Dollars (US$5,500,000) payable in immediately available funds, plus the Promissory Note, plus the Common Stock.
----                          ----
1.13     "ENVIRONMENTAL  CITATIONS"  means  any  written  notice, communication,
          ------------------------
inquiry, warning, citation, summons, directive, injunction, order or claim, concerning the ownership, maintenance, operation or occupancy of the Malibu Property or any portion thereof by the Limited Partnership or any other person, which relates to Hazardous Activity, Hazardous Materials or violation of any Environmental Law in connection with the Malibu Property or any portion thereof, or any leachate or contamination or materials emanating therefrom.
1.14     "ENVIRONMENTAL  LAWS"  means  all  applicable  foreign, federal, state,
          -------------------
regional, county and local administrative, regulatory and judicial laws, rules, statutes, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders, judgments, common law and any similar items in effect on the date of this Agreement and through the Closing Date relating to the protection of human health, safety, or the environment (including ambient air, surface water, ground water, land surface or subsurface strata); including, without limitation, the following laws, as amended: (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq.) ("CERCLA"); (b) the Hazardous Materials
                             --  ---      ------
Transportation  Control Act of 1970 (49 U.S.C.   1802 et seq.); (c) the Resource
                                                      -- ---
Conservation  and  Recovery  Act of 1976, as amended (42 U.S.C.   6901 et seq.);
                                                                       -- ---
(d)  the  Clean  Water Act; (e) the Safe Drinking Water Act (42 U.S.C.   300h et
                                                                              --
seq.);  (f)  the  Clean  Air Act (42 U.S.C.   1857 et seq.); (g) the Solid Waste
  -                                                -- ---
Disposal  Act  (42  U.S.C.   6901 et seq.); (h) the Toxic Substances Control Act
  -                               -- ---
(15  U.S.C.   2601  et  seq.);  (i)  the  Emergency  Planning  and  Community
                    --  ---
Right-to-Know  Act  of  1986  (42  U.S.C.   11001  et  seq.);  (j)  the  Federal
                                                   --  ---
Insecticide,  Fungicide  and  Rodenticide  Act (7 U.S.C.   136 et seq.); (k) the
                                                               -- ---
Radon  Gas  and  Indoor Air Quality Research Act (42 U.S.C.   7401 et seq.); (l)
                                                                   -- ---
the National Environmental Policy Act of 1975 (42 U.S.C. 4321); (m) the Rivers and Harbors Act of 1899 (33 U.S.C. 401 et seq.); (n) the Oil Pollution Act of
                                          -- ---
1990  (33  U.S.C.   3321  et seq.); (o) the Porter-Cologne Water Quality Control
                          -- ---
Act  (Cal.  Wat.  Code  13020  et  seq.);  (p) the Safe Drinking Water and Toxic
                               --  ---
Enforcement  Act  of  1986  (Cal.  Health  & Saf. Code   25300 et seq.); (q) the
                                                               -- ---
Hazardous  Substance  Account  Act (Cal. Health & Saf. Code  25300 et seq.); (r)
                                                                   -- ---
the  Hazardous  Waste Control Act (Cal. Health & Saf. Code   25100 et seq.); (s)
                                                                   -- ---
Section 2782.6(d) of the California Civil Code and Chapter 11 of Title 22 of the California Code of Regulations; and (t) any and all laws, rules, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders and judgments relating to hazardous wastes, hazardous substances, toxic substances, pollution, water safety, polychlorinated biphenyls, petroleum (its derivatives, by-products, or constituents) the protection of human health, safety, or the environment.

1.15     "HAZARDOUS  ACTIVITY"  means  the  generation, transportation, deposit,
          -------------------
disposal (including, without limitation, arrangement for placement in any landfill, temporary or permanent holding area, impoundment, sump or dump), dumping, escaping, placing, dispersal, release, discharge, spill, emission, injection, leak, leaching, migration of Hazardous Materials in, on, under, about or from any specified property or any part thereof into the indoor or outdoor environment including, without limitation, the ambient air, surface water, groundwater or surface or subsurface strata and any other act or thing, business or operation, that materially increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property, on or off any specified property, or which may materially adversely impact the value of such specified property.

1.16     "HAZARDOUS MATERIAL" means any solid, liquid or gaseous material, alone
          ------------------
or in combination, mixture or solution, which is defined, listed or identified as "hazardous" (including "hazardous substances" and "hazardous wastes"), "toxic", a "pollutant" or a "contaminant" pursuant to any Environmental Law including, without limitation, asbestos, urea formaldehyde, polychlorinated biphenyls (PCB's), radon, fuel oil, petroleum (including its derivatives, by-products or other constituents) and any other dangerous, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic material which is prohibited, limited, controlled or regulated under any Environmental Law, or which poses a threat or nuisance to the safety or health of any person on any specified property or any property geologically or hydrologically adjacent to, or surrounding, such specified property or the environment, or the presence of which could constitute a trespass by the Limited Partnership.

1.17     "IMPROVEMENTS"  means  the  improvements  to the Malibu Property as are
          ------------
described in the Plans and Specifications including, without limitation, forty-six (46) single-family finished lots, together with roads, sewers, utilities and other on-site and off-site improvements, including those improvements required to be constructed by the Project Requirements.

1.18     "INDEMNITY CLAIM" means any claim of a RMLP Indemnified Party resulting
          ---------------
from (a) any breach of Semele's Representations and Warranties; or (b) the non-fulfillment of any of Semele's covenants, agreements or undertakings contained in this Agreement or in any agreement or document to be delivered pursuant to this Agreement.

1.19     "KNOWLEDGE"  or  "TO  THE KNOWLEDGE" of any person, or words of similar
          ---------        -----------------
import, mean the actual knowledge of such person. With respect to Semele and BSLF, "knowledge" shall mean the actual knowledge of James A. Coyne.

1.20     "LIMITED  PARTNERSHIP"  means  BMIF/BSLF  II  Rancho  Malibu  Limited
          --------------------
Partnership,  an  Illinois  limited  partnership.

1.21     "LOSSES"  means  any  and  all  loss,  cost,  damage (including without
          ------
limitation consequential damages) or expense arising or resulting from any Indemnity Claim, including but not limited to reasonable costs and expenses, including fees and disbursements of counsel, accountants and other experts, incident to any and all actions, suits, demands, assessments and judgments related to any claim made hereunder, but excluding (i) amounts to the extent reserved or accrued for by the Limited Partnership, and (ii) amounts for which any RMLP Indemnified Party has recovered proceeds under any insurance policy or third party guaranty, indemnity or other obligation.

1.22     "MALIBU  PROPERTY"  means  approximately  270 acres of undeveloped land
          ----------------
located in Los Angeles County, California, as more particularly described on Exhibit A hereto.
   -------

1.23     "MATERIAL  ADVERSE  EFFECT"  means a material adverse effect (a) on the
          -------------------------
business, assets or financial condition of the Limited Partnership or (b) on the ability of the Limited Partnership to carry on its business as it is presently being conducted, including without limitation the development of the Project.

1.24     "PARTNERSHIP  AGREEMENT" means the Partnership Agreement of the Limited
          ----------------------
Partnership,  as  amended  and  as  in  effect  on  the  date  hereof.

1.25     "PERCENTAGE  INTEREST"  with  respect  to a Person means the Percentage
          --------------------
Interest of the Limited Partnership, as such term is further defined in the Partnership Agreement, owned by such Person set forth opposite such Person's name in the column entitled "Percentage Interest" on Annex A to this Agreement.

1.26     "PERMITS"  means  all  governmental  or  other  licenses,  permits
          -------
certificates,  approvals,  authorizations  and orders material to the ability of
          -
the Limited Partnership to carry on its business as it is presently being conducted, including without limitation those necessary to construct, subdivide, occupy, operate, market and sell the Property (and any portion or subdivision thereof) in accordance with all Project Requirements.

1.27     "PERSON"  means  any  individual,  partnership,  firm,  corporation,
          ------
association,  trust,  unincorporated  organization  or  other  entity.

1.28     "PLANS AND SPECIFICATIONS" means those certain Plans and Specifications
          ------------------------
prepared  for  the  Project.

1.29     "PROJECT" means (i) the subdivision of the Property into forty-six (46)
          -------
single-family lots, three (3) open space lots, one (1) sewage treatment lot, and one (1) road lot; and (ii) the construction of the Improvements, all in accordance with the Project Requirements.

1.30     "PROJECT  BUDGET"  means  the  line  item budget made available to RMLP
          ---------------
pursuant  to  Section  4.17  hereof.

1.31     "PROJECT  REQUIREMENTS"  means all applicable federal, state, local and
          ---------------------
other laws, regulations, codes, orders, ordinances, policies, rules, regulations, reports, standards, statutes, and agreements that apply or pertain to the Project, including without limitation those relating to fire, safety, land use, health, labor, environmental protection, seismic design, conservation, parking, zoning and building, and all restrictive covenants (if any) and other title encumbrances, affecting all or any part of the Property or the Improvements constructed thereon.

1.32     "PROMISSORY  NOTE"  means  the promissory note of even date herewith in
          ----------------
the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) made by RMLP in favor of BSLF, in substantially the form of Exhibit
                                                                         -------
B  hereto.

1.33     "PROPERTY"  means  the  Malibu  Property  and  all  related  permits,
          --------
engineering work product, Improvements and assets and entitlements required to develop the Project in accordance with the Project Requirements, all as owned by the Limited Partnership as of the date hereof.

1.34     "RMLP"  means  RMLP  Inc.,  a  Delaware  corporation.
          ----
1.35     "RMLP  INDEMNIFIED  PARTIES"  means RMLP and its Affiliates, directors,
          --------------------------
officers,  employees  and  agents  of  each.

1.36     "SEMELE"  means  Semele  Group  Inc.,  a  Delaware  corporation.
          ------
1.37     "SEMELE  PERCENTAGE INTEREST" means the 1.05% Percentage Interest owned
          ---------------------------
by  Semele.

ARTICLE  TWO

CONTRIBUTION,  ASSIGNMENT,  ASSUMPTION  AND  ACKNOWLEDGMENT

2.1 CONTRIBUTION AND ASSIGNMENT OF SEMELE PERCENTAGE INTEREST AND BSLF PERCENTAGE INTEREST. Subject to the terms and conditions herein contained, including the conditions set forth in Article 7 hereof, Semele and BSLF each agree to convey, contribute, transfer, assign and deliver to RMLP, and RMLP agrees to accept such assignments of, and acquire from, Semele and BSLF, respectively, on the Closing Date, the Semele Percentage Interest and the BSLF Percentage Interest, free and clear of any security interest, pledge mortgage, lien, charge, encumbrance, option, adverse claim or restrictions of any kind
(other  than  as  set  forth  in  the  Partnership  Agreement).
2.2 CONTRIBUTION CONSIDERATION. On the Closing, as consideration for the conveyance, contribution, transfer, assignment and delivery of the Semele Percentage Interest and the BSLF Percentage Interest by Semele and BSLF, RMLP agrees to make deliver and pay the Contribution Consideration to BSLF.
2.3 ASSUMPTION OF SEMELE OBLIGATIONS. On the Closing, RMLP, as additional consideration for the conveyance, contribution, transfer, assignment and delivery of the Semele Percentage Interest and the BSLF Percentage Interest by Semele and BSLF, respectively, shall assume all duties and obligations of Semele and BSLF relating to (i) the Semele Percentage Interest and the BSLF Percentage Interest and under the Partnership Agreement and (ii) BSLF's role as the co-managing general partner of the Limited Partnership to be evidenced by an amendment to the Partnership Agreement dated as of the Closing Date.
2.4 ACKNOWLEDGMENT OF CONTRIBUTION. The Limited Partnership and C&D LLC hereby acknowledge the terms of this Agreement and further acknowledge (a) the assignment by (i) BSLF of the BSLF Percentage Interest and (ii) Semele of the Semele Percentage Interest, and (b) the acceptance of such assignments and assumption of all the duties and obligations by RMLP relating to the BSLF Percentage Interest and the Semele Percentage Interest in, to and under the Partnership Agreement, including the assumption of BSLF's role and obligations as co-managing general partner of the Partnership.
ARTICLE  THREE

THE  CLOSING
3.1 TIME AND PLACE OF CLOSING. Unless this Agreement is earlier terminated as hereinafter provided, the Closing shall be held at the offices of Nixon Peabody LLP in Boston, Massachusetts at 10:00 A.M. on the Closing Date or at such other place and at such other time as may be mutually agreed upon by RMLP and Semele and BSLF.
3.2 ACTIONS TO BE TAKEN. The following actions shall be taken at or prior to the Closing:

(a)     (i)     Semele  shall  deliver  or  cause  to  be  delivered  to  RMLP assignments of limited partnership interests, in form acceptable to RMLP and its counsel, assigning the Semele Percentage Interest and the BSLF Percentage Interest to RMLP, and

(ii) BSLF shall deliver its resignation as co-managing general partner and RMLP, Semele and BSLF shall execute an Amended and Restated Partnership Agreement and shall take all other necessary actions to, inter alia, designate and appoint RMLP and C&D LLC as co-managing general partners of the Partnership and to permit RMLP at any time prior to the second anniversary of the Promissory
     Note to cause the Limited Partnership to distribute and deliver title to subdivided lots comprised of portions of the Property upon RMLP's election to voluntarily prepay the Promissory Note with portions of the Property as provided therein.
(b) The cash amount of the Contribution Consideration shall be paid by RMLP by wire transfer as directed by BSLF, and RMLP shall deliver to BSLF the Promissory Note and a stock certificate representing the Common Stock.
(c) Semele and BSLF shall cause to be delivered to RMLP such certificates of an officer of Semele, an officer of BSLF and the Limited Partnership's general partner, together with such other documents or schedules as may be requested by RMLP or its counsel, evidencing satisfaction of the terms and conditions specified in this Agreement, including without limitation, that the representations and warranties of Semele and BSLF contained in Article Four hereof are true, correct and complete in all material respects as of the Closing as if Semele and BSLF had jointly and severally made such representations and warranties on the Closing Date.

(d) RMLP shall deliver to Semele and BSLF a certificate executed by an officer of RMLP together with such other documents or schedules as may be requested by Semele and BSLF or their counsel evidencing satisfaction of the terms and conditions specified in the Agreement, including without limitation that the representations and warranties of RMLP contained in Article Five hereof are true, correct and complete in all material respects as of the Closing as if RMLP had made such representations and warranties on the Closing Date.

3.3 TAX REPORTING. The parties hereto agree to notify one another of any communication from or with the Internal Revenue Service or any other taxing authority that relates in any way to the characterization of the transactions governed by this Agreement. Each of the parties hereto will file with its federal income tax return for the taxable year in which the Closing occurs (which tax return shall be timely filed) the information required by Treas. Reg.

     Section 1.351-3 and to provide one another upon request with a statement to the effect that such party has complied with this requirement for filing. The parties hereto also will maintain such permanent records as are required by Treas. Reg. Section 1.351-3(c).
ARTICLE  FOUR

REPRESENTATIONS  AND  WARRANTIES  OF  SEMELE  AND  BSLF

     Semele and BSLF jointly and severally hereby represent and warrant to RMLP that the representations and warranties are true and correct as of the date of this Agreement and will be true and correct on the Closing Date (as updated by the delivery of updated Schedules on or prior to the Closing Date) as if made on that date. RMLP expressly acknowledges and agrees that the Schedules attached to this Agreement are an integral part of this Agreement and that any disclosure made on one such Schedule shall be deemed a disclosure on all such schedules.
4.1 TITLE TO SEMELE PERCENTAGE INTEREST AND BSLF PERCENTAGE INTEREST. Semele and BSLF have good, valid and marketable title to the Semele Percentage Interest and the BSLF Percentage Interest, respectively, free and clear of any security interest, pledge, mortgage, lien, charge, encumbrance, option, adverse claim or other restrictions of any kind (other than as set forth in the Partnership Agreement). Semele and BSLF have full right, power and authority to convey, contribute, transfer, assign and deliver the Semele Percentage Interest and BSLF Percentage Interest to RMLP, and upon the delivery at Closing of the deliveries and payments specified in Section 3.2, Semele and BSLF will have transferred to RMLP valid and full legal title to the Semele Percentage Interest and BSLF Percentage Interest free and clear of any liens, encumbrances, equities and adverse claims of any kind or nature.

4.2 NECESSARY AUTHORIZATION OR APPROVALS. Semele and BSLF have full power, authority and right to execute and deliver, or cause to be executed and delivered, this Agreement and the other agreements and instruments to be executed and delivered by Semele, the Limited Partnership or BSLF pursuant hereto and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Semele, BSLF and the Limited Partnership and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms.

4.3 ORGANIZATION, POWERS, OWNERSHIP AND ASSETS OF THE LIMITED PARTNERSHIP. The Limited Partnership is a limited partnership duly organized and validly existing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. Except as set forth on Schedule 4.3, there are no existing options, warrants, contracts,
               ------------
calls, commitments, demands or other agreements of any character to which the Limited Partnership, Semele or BSLF is a party which could require the purchase or sale of any Percentage Interest, including without limitation the Semele Percentage Interest and the BSLF Percentage Interest. The Property constitutes all of the material assets of the Limited Partnership.

4.4 ORGANIZATION, POWERS, OWNERSHIP AND ASSETS OF BSLF. BSLF is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. BSLF's Percentage Interest in the Limited Partnership constitutes all of the material assets of BSLF.

4.5 QUALIFICATION OR LICENSING TO CARRY ON BUSINESS; SUBSIDIARIES. The Limited Partnership has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or would reasonably be likely to have a Material Adverse Effect. The Limited Partnership has not, nor has it ever had, any subsidiaries whatsoever. Additionally, except as set forth in Schedule 4.5, to the knowledge of Semele or
                                     ------------
BSLF,  the  Limited  Partnership  has  never  entered  into  any joint ventures.

4.6     LIABILITIES.
(a)     Schedule  4.6(a)  lists  all  agreements,  notes,  instruments  or other
        ----------------
documents relating to (i) indebtedness owed by or to the Limited Partnership and
     (ii) money borrowed or loaned by or to the Limited Partnership in satisfaction of obligations of or to the Limited Partnership, including but not limited to all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Limited Partnership is a party; and (iii) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Limited Partnership, copies of which have been delivered or made available to RMLP.

(b)     Except as set forth in Schedule 4.6(b), since February 6, 2002, the only
                               ---------------
additional liabilities which have been incurred by the Limited Partnership are of such a nature as are comparable to those normally incurred in the ordinary course of business during a comparable period of operations.

(c)     Except as set forth in Schedule 4.6(c), the Limited Partnership is not a
                               ---------------
party to or subject to, and no property or asset of the Limited Partnership is subject to, any judgment, order, decree, stipulation or consent of or with any court, governmental body or agency which does or may have a Material Adverse Effect.

4.7     COMPLIANCE  WITH  LAW AND PERMITS.  Except as set forth in Schedule 4.7,
                                                                   ------------
(a) the business of the Limited Partnership has been at all times prior to the date hereof, and is currently being operated, in compliance with all applicable governmental and regulatory laws, rules, regulations and ordinances, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect, (b) the development of the Project is in compliance with all Project Requirements in all material respects; (c) all Permits (as hereinafter defined, including without limitation, all Permits required to construct and complete the Project) have been obtained and are in full force and effect, except those which the failure to obtain would not result in a Material Adverse Effect; and (d) no claim has been made in writing (or to the knowledge of Semele or BSLF) by any governmental or regulatory authority, to the effect that the business conducted by the Limited Partnership fails to comply with any law, rule, regulation or ordinance, or Project Requirements, or that a Permit is necessary with respect thereto (without such Permit having been obtained promptly after receipt of notice of any such claim).

4.8     ENVIRONMENTAL  MATTERS.

(a)     Except  as  set  forth  in  Schedule 4.8(a), the location, construction,
                                    ---------------
ownership, occupancy, maintenance, operation and use of the Malibu Property is in compliance with all Environmental Laws, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect.

(b)     Except  as set forth in Schedule 4.8(b), all Permits with respect to the
                                ---------------
use of the Malibu Property which are required pursuant to Environmental Laws have been obtained and the same are in full force and effect (other than any Permit where the failure to obtain such Permit or its lapse would not have a Material Adverse Effect) and there has been no change in any fact or circumstance reported or assumed in any application for or grant thereof that would or is reasonably likely to have a Material Adverse Effect on the validity of any such Permit or the renewal or transfer thereof.

(c)     Except as set forth in Schedule 4.8(c), (i) none of  Semele, BSLF or the
                               ---------------
Limited Partnership have received (nor has Knowledge of) any Environmental Citations and (ii) to the knowledge of Semele or BSLF, no Environmental Citation is pending or, to the knowledge of Semele or BSLF, threatened under any Environmental Law concerning the past or present ownership, maintenance, operation or occupancy of the Malibu Property, or any portion thereof or concerning the Limited Partnership or which relates to Hazardous Activity or Hazardous Materials. Except as set forth in Schedule 4.8(c), neither Semele nor
                                             ---------------
BSLF has been advised in writing by any governmental agency or any previous owner that any previous owner or any past operator, user or occupant of the Malibu Property has received any Environmental Citations.

(d)     Except  as set forth in Schedule 4.8(d), the Limited Partnership has not
                                ---------------
permitted, conducted, nor is Semele, BSLF or the Limited Partnership aware of any Hazardous Activity conducted with respect to the Malibu Property in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or is reasonably likely to have a Material Adverse Effect.

(e)     Except  as  set  forth in Schedule 4.8(e), to the knowledge of Semele or
                                  ---------------
BSLF, there are no Hazardous Materials present in the surface water, groundwater or soil (either surface or subsurface) at the Malibu Property or at any geologically or hydrologically connected property including, without limitation, any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land disposals, land treatment units, waste piles, containment buildings, dumps, solid waste management units, equipment (movable or fixed) or other containers, either temporary or permanent, and deposited or located in or on land, water, sumps, or any other part of the Malibu Property or such connected property, or incorporated into any structure thereon, in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or could have a Material Adverse Effect.

(f)     Except  as set forth in Schedule 4.8(f), the Limited Partnership has not
                                ---------------
been accused, or found liable under any Environmental Law and, to the knowledge of Semele or BSLF, the Limited Partnership is not now under investigation in respect thereof and neither the Malibu Property nor any other site or facility (as defined under CERCLA) of the Limited Partnership is listed or proposed for listing on the National Priorities List or is listed on the Comprehensive Environmental Response, Compensation, Liability Information System List or any comparable list maintained by any foreign, federal, state, regional, county or local authority. Except as set forth in Schedule 4.8(f) there are no
                                               ----------------
proceedings pending, or to the knowledge of Semele or BSLF, threatened, under any Environmental Law against or affecting the Limited Partnership or the Malibu Property in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would or could have a Material Adverse Effect. The Limited Partnership is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal relating to Environmental Laws.

4.9 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since February 6, 2002, the business of the Limited Partnership has been conducted in the ordinary course and, except as set forth in Schedule 4.9, the Limited Partnership has not taken
                             ------------
or suffered any action or entered into any material transaction, including but not limited to the following, except in the ordinary course of business or as contemplated by this Agreement and the transactions contemplated herein:
(a) mortgaging, pledging or subjecting to lien, charge or other encumbrance any assets, or entering into any agreement resulting in the imposition of any such mortgage, lien or charge;

(b) selling or purchasing, assigning or transferring any intangible property;

(c) suffering any casualty losses, whether insured or uninsured, and whether or not in the control of Semele, BSLF or the Limited Partnership, in excess of $5,000 in the aggregate, or waiving any rights of any material value, individually or in the aggregate;

(d) incurring any indebtedness for money borrowed or any noncurrent indebtedness for the purchase price of any fixed or capital asset;

(e) other than contemplated in the Plans and Specifications, making (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure, or (iii) any sale, lease or other disposition of any capital asset;

(f)     making  any  change  in  the  Partnership  Agreement;

(g) (i) issuing any new Percentage Interest to a third party or (ii) granting or issuing any option or warrant for the purchase of any new Percentage Interest to a third party, or made any commitment relating thereto;

(h)     making  any  distribution  or  payment  to  Semele  or  BSLF;

(i) amending, making or entering into any agreement with any employee, agent or consultant;

(j)     amending  any  material  contract,  lease  or  agreement  listed;

(k) voluntarily incurring any material obligation or liability, absolute or contingent, except pursuant to existing contracts and agreements described in this Agreement or in the schedules delivered pursuant hereto.

(l) Since February 6, 2002, there has been no material adverse change in the results of operations, revenues, manner of conducting business, condition (financial or otherwise) or any material adverse change in any material asset (including, without limitation, accounts receivable) of the Limited Partnership since such date, and no event has occurred which has resulted, or which is reasonably likely to result, in a Material Adverse Effect. Neither Semele nor BSLF is aware of any event, circumstance or condition which could reasonably be expected to result in any such Material Adverse Effect.

4.10 TAX RETURNS AND LIABILITIES. The Partnership is taxed as a partnership and, as such, is a flow-through entity for tax purposes.

4.11     TITLE TO AND USE OF PROPERTIES; ABSENCE OF LIENS AND ENCUMBRANCES, ETC.

(a) Except for the Malibu Property, the Limited Partnership has not owned and it does not currently own any fee interest in any real property, and the Limited Partnership, has not agreed to purchase or may be obligated to purchase any interest in any real property. There are no outstanding contracts of sale, options to purchase, rights or first refusal or rights of first offer with respect to all or any portion of the Malibu Property.

(b)     Except  as  disclosed  in  Schedule 4.11(b), the Limited Partnership has
                                   ----------------
good and marketable title to all of the properties and assets, real and personal, it purports to own which form a part of the business of the Limited Partnership (other than such properties and assets as shall have been sold or otherwise disposed of in the ordinary course of business) free and clear of any agreement or understanding with respect to the use or possession thereof or any rights thereto and of all liens (including, without limitation, statutory liens arising by reason of labor or materials furnished or claimed to have been furnished to the Limited Partnership or any predecessor in interest), mortgages, pledges, encumbrances, security interests, conditional sales agreements or charges of any kind or character except (i) encumbrances solely with respect to personal property incurred in the ordinary course of business which are minor in amount and do not materially impair the value or use in accordance with past practices of the assets affected thereby, or (ii) liens and encumbrances on the Property reflected in that certain ALTA Loan Policy of Title Insurance dated February 21, 2001 issued to Seller by Lawyers Title Insurance Company as Policy No. 5104950-M; and (iii) liens for current taxes and assessments not yet due and payable.

(c) The Limited Partnership has the right to use all real and personal properties presently utilized in the business of the Limited Partnership that are not owned by the Limited Partnership, and it is not in material default with respect to any lease material to such business and there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, or both, would become a default under any such lease; except where such condition would not or would not be reasonably likely to have a Material Adverse Effect.

(d)     To  the  knowledge  of  Semele  or BSLF, except as disclosed in Schedule
                                                                        --------
4.11(d),  no  property  utilized  by  the  Limited Partnership in its respective
    ---
business  which is not owned by the Limited Partnership is owned by any officer,
    -
director or shareholder of Semele or any Affiliate of Semele (or any relative or spouse of any officer, director or shareholder or any relative of such spouse or any corporation, partnership, trust or other entity in which any officer, director or shareholder or any such relative or spouse has any beneficial interest).
(e) To the knowledge of Semele or BSLF, neither the whole nor any portion of the Malibu Property nor any interest therein has been condemned, requisitioned or otherwise taken by any public authority and no such condemnation, requisition or taking has been threatened in writing or is contemplated.

4.12     LITIGATION  AND  CLAIMS.  Except  as  set  forth  in Schedule 4.12, the
                                                              -------------
Limited Partnership is not a party to, nor is any property or asset owned by the
     Limited Partnership the subject of, any suit, action, or administrative, arbitration or other proceeding (including, without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three
(3) year period prior to the Closing Date and none of the foregoing has been threatened in writing against any of Semele, the Limited Partnership, BSLF, or the assets or properties of the Limited Partnership.

4.13     CONTRACTS  AND  CONTRACTUAL  COMPLIANCE.

(a)     Schedule 4.13(a) lists a description of each written or oral contract or
        ----------------
     agreement which will involve from and after February 6, 2002 a present commitment for the receipt or expenditure by the Limited Partnership under any of the foregoing, of monies or value equivalent to $50,000 or more during any fiscal year, including a list of all outstanding purchase and sale orders and commitments for personal property and services (but excluding purchase and sale orders or commitments for personal property or services entered into in the ordinary course of business since February 6, 2002) of the Limited Partnership. Complete and correct copies of such agreements have been made available to RMLP. Except as set forth on Schedule 4.13(a), the Limited Partnership is not in default in any material respect (and the Limited Partnership has not been notified to such effect) with respect to any obligation to be performed under any contract, lease, guaranty, indenture, loan agreement, document or other agreement or arrangement (including, without limitation, those listed or described on Schedule 4.13(a)) to which the Limited Partnership or any assets of
             ----------------
the Limited Partnership are subject, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.

(b)     Except as set forth on Schedule 4.13(b), the Limited Partnership has not
                               ----------------
guaranteed the indebtedness or obligations of any other Person, and no other Person whose obligations have been so guaranteed as disclosed on such Schedule is in default of the obligations so guaranteed, and neither Semele nor BSLF is aware of any event which, with the passage of time, the giving of notice, or both, would constitute such a default.

(c) Except as set forth on Schedule 4.13(c), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a default under any contract (including, without limitation, those listed or described on Schedules 4.13(a) and (b)) involving
                                            -------------------------
the Limited Partnership or impose any penalty upon the Limited Partnership in the performance of such contract, or accelerate the performance thereof, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Limited Partnership make any contract to which the Limited Partnership is a party subject to termination or cancellation, except where the imposition of such penalty, the acceleration of such performance or the creation of such lien, charge or encumbrance would not and would not be reasonably expected to create a Material Adverse Effect.

(d)     Except  as  set  forth  on  Schedule 4.13(d), all parties with which the
                                    ----------------
Limited Partnership has contractual arrangements are, to the knowledge of Semele or BSLF, in substantial compliance therewith and are not in default (and to the knowledge of Semele or BSLF no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default) thereunder, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.

4.14     INSURANCE.
(a)     Schedule  4.14(a) lists a summary description (including the name of the
        -----------------
insurer, the policy number, period of coverage, and the amount of coverage) of the coverage under all insurance policies pertaining to the operations or business of the Limited Partnership which are currently in effect, and which have been in effect within the last five years, together with the amount of the current annual premiums under such policies and copies of any written notice of possible cancellation of, or premium increases with respect to, such insurance policies. Complete and correct copies of such policies have been made available to  RMLP.

(b)     All  policies of insurance reflected on Schedule 4.14(a) are on the date
                                                ----------------
hereof and to the knowledge of Semele or BSLF will be on the Closing Date valid and enforceable in accordance with their terms and in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); all premiums due thereon as of the date hereof have been paid in full and all premiums which will be due thereon as of the Closing Date will have been paid as of such date. None of the insurance policies have provisions for retrospective or contingent premium charges or any waiver of premium provisions; and there are no minimum premium insurance policies or administrative service contracts for medical benefits. The Limited Partnership has not received any written notice or other written communication from any issuer of any of its insurance policies canceling or materially amending any of such policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and no written threat of such cancellation, amendment or increase of deductibles, retainages or premiums has been received.

4.15 GOVERNMENT CONTRACTS. To the knowledge of Semele and BSLF, there have not been, within the past ten (10) years, and are not presently, any contracts or subcontracts to which the Limited Partnership is a party with the United States Government or any department, agency or instrumentality thereof.

4.16 ADDITIONAL INFORMATION SUPPLIED. Semele and BSLF have delivered or made available, to the extent available, to, or caused the Limited Partnership to deliver or make available, to the extent available, to, RMLP the following documents and schedules of information relating to the Limited Partnership and the business conducted by the Limited Partnership, each of which, to the knowledge of Semele and BSLF, is true, correct and complete.

(A) PARTNERSHIP AGREEMENT. A copy of the Partnership Agreement, as amended to date, of the Limited Partnership, certified as true, correct and complete by an officer of the General Partner of the Limited Partnership.
(B) MINUTES. Minutes of all meetings of, or other evidence of action taken by, the partners of the Limited Partnership since January 1, 1996.
(C)     BANK  ACCOUNTS  AND POWERS OF ATTORNEY, ETC.  Schedule 4.16(c) lists the
                                                      ----------------
name and address of each bank, together with the name and number of each account, in which the Limited Partnership has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Limited Partnership and a summary of the terms thereof.

4.17 PROJECT BUDGET. The most recent line item budget for the Project (the "Project Budget") has been made available to RMLP. To the Knowledge of Semele
 ---------------
or BSLF, the Project Budget contains reasonable estimates by the Limited Partnership of the costs for each of the items identified therein which have yet to  be  completed.

4.18 ACCURACY OF INFORMATION. To the knowledge of Semele or BSLF, neither this Agreement nor any certificate, document or information furnished by Semele, BSLF or the Limited Partnership under this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE  FIVE

REPRESENTATIONS  AND  WARRANTIES  OF  RMLP

     RMLP represents and warrants to Semele and BSLF that the representations and warranties set forth herein are true and correct as of the date of this Agreement and will be true and correct on the Closing Date as if made on that date. RMLP further represents and warrants that to its knowledge neither this Article Five nor any information required to furnished to Semele pursuant to this Agreement by RMLP, in a certificate or otherwise, contains or will contain as of the Closing Date any untrue statement of a material fact or fails or will fail to state any material fact necessary to make the statements contained therein not misleading.

5.1 ORGANIZATION OF RMLP. RMLP is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the full corporate power and authority to carry on its business as now being conducted.

5.2 NECESSARY AUTHORIZATION AND APPROVAL. RMLP has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including without limitation the authority to deliver the Promissory Note and a stock certificate representing the Common Stock to Semele in accordance with the terms hereof. This Agreement has been duly executed and delivered by RMLP and constitutes the legal, valid and binding obligation of RMLP enforceable in accordance with its terms. Other than required corporate action and filings, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires RMLP to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on RMLP or the terms of any contract to which RMLP or any of its Affiliates is a party.

5.3 CAPITALIZATION OF RMLP; REGISTRATION RIGHTS. The authorized capital stock of RMLP as of the Closing Date is 3,000 shares of Common Stock, $.01 par value per share ("RMLP Common Stock"). As of the date hereof, there are one
                     ------------------
thousand (1,000) shares of RMLP Common Stock issued and outstanding in the name of PLM International Inc. There are no other outstanding rights, options, warrants, conversion rights or other agreements, orally or in writing, for the purchase or acquisition from RMLP of any of its capital stock. RMLP is not a party or subject to any agreement or understanding between any persons or entities which affects or relates to the voting or giving of written consents with respect to securities or by any director of RMLP. RMLP has not granted or agreed to grant any rights relating to registration of its capital stock under the Securities Act of 1933, as amended, or applicable state securities laws.
5.4 QUALIFICATION OR LICENSING TO CARRY ON BUSINESS. RMLP has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or would reasonably be likely to have a Material Adverse Effect.

5.5 LITIGATION AND CLAIMS. RMLP is not a party to, nor is any property or asset owned by RMLP the subject of, any suit, action, or administrative, arbitration or other proceeding (including without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three
(3) year period prior to the Closing Date and none of the foregoing has been threatened in writing against RMLP or the assets or properties of RMLP.
5.6 LIABILITIES. Schedule 5.6 lists all agreements, notes, instruments or other documents relating to indebtedness owed by RMLP, other than the Promissory Note.

ARTICLE  SIX

AGREEMENTS  OF  SEMELE,  BSLF  AND  RMLP

     Semele, BSLF and RMLP agree that from and after the date of this Agreement to and until the Closing Date, and thereafter to the extent provided below, they shall take, and Semele and BSLF shall cause the Limited Partnership to take, the following actions:

6.1 CONSENTS; PRESERVATION OF BUSINESS. Semele and BSLF agree to use their best efforts to (a) obtain the necessary consents, authorizations or approvals of any governmental or other third party to the transactions contemplated hereby; and (b) preserve the business of the Limited Partnership intact and maintain or cause to be maintained satisfactory relationships with suppliers, customers and others having business relationships with the Limited Partnership which are material to the success of its business.

6.2 COURSE OF CONDUCT. Semele and BSLF agree that the business of, and all transactions by, the Limited Partnership will be conducted or entered into only in the usual and ordinary course and that neither Semele nor BSLF shall cause or permit the Limited Partnership to engage in any of the activities listed in
Section 4.9(a) through (l) hereof, except as may be first approved by RMLP (which approval shall not be unreasonably withheld and shall be promptly confirmed in writing) or as is otherwise permitted or contemplated by this Agreement.

6.3     ACCESS  TO  MANAGEMENT,  PROPERTIES  AND RECORDS.  Semele and BSLF shall afford or cause the Limited Partnership to afford the officers, attorneys, accountants and other authorized representatives of RMLP free and full access upon reasonable notice and during normal business hours to all senior management personnel, offices, properties, books and records of the Limited Partnership so that RMLP may have full opportunity to make such investigation as it shall desire to make of the Limited Partnership (provided that such access is not unreasonably disruptive to the normal business operations of the Limited Partnership), and RMLP shall be permitted to make abstracts from, or copies of, all such books and records. The investigation contemplated hereunder shall include but not be limited to environmental inspection and testing of soil, water and air conditions on the Malibu Property. Semele and BSLF shall cause the Limited Partnership to furnish to RMLP such financial and operating data and other information as to the Limited Partnership's assets and business as RMLP shall reasonably request. In connection therewith, RMLP shall have the right to contact and hold discussions with the Limited Partnership's suppliers and customers and the landlord of any leased premises; provided, however, that RMLP
                                                    --------  -------
shall not contact any of such parties without first notifying the Limited Partnership and receiving the consent of the Limited Partnership in the first sentence of this Section 6.3, which consent shall not be unreasonably withheld or delayed, and provided further that such individual(s) shall be permitted to participate in any such discussions. RMLP shall cooperate with the Limited Partnership in structuring such contacts so as to provide minimal disruption to the Limited Partnership's relationships and business.

ARTICLE  SEVEN

CONDITIONS  OF  CLOSING

7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RMLP HEREUNDER. The obligations of RMLP under this Agreement to deliver the Contribution Consideration in exchange for the Semele Percentage Interest and the BSLF Percentage Interest and to consummate the other transactions contemplated hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that RMLP may waive any one or more thereof:

(a) Semele's and BSLF's Representations and Warranties (as updated by the delivery of updated schedules on or prior to the Closing) shall be true, correct and complete in all material respects on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the Closing Date and shall have been certified as such as provided in
Section 3.2(c) hereof; Semele and BSLF shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by either of them prior to or at the Closing in each case, in all material respects; since February 6, 2002, there shall have been no material adverse change in the business or results of operations or condition (financial or otherwise) of the Limited Partnership that would have a Material Adverse Effect; and RMLP shall have been furnished with a certificate of each of Semele and BSLF, dated the Closing Date, certifying in such detail as RMLP may reasonably request, to the fulfillment of the foregoing conditions.

(b) Except as may otherwise have been approved by RMLP in writing or as otherwise disclosed to RMLP, since February 6, 2002, the business of the Limited Partnership shall have been conducted only in the ordinary course and, without limiting the generality of the foregoing, shall have complied in all material respects with the course of conduct described in Section 6.2 hereof, and RMLP shall have been furnished with a certificate of each of Semele and BSLF, dated the Closing Date, certifying, in such detail as RMLP may reasonably request, to the fulfillment of the foregoing conditions. In this regard, Semele and BSLF shall have caused the Limited Partnership to deliver schedules supplementary to the schedules delivered pursuant to Article Four hereof, which supplementary schedules shall be dated the Closing Date and shall show the changes, if any, to the schedules delivered on or prior to the date of execution of this Agreement, and indicate the authority for each such change, if such change would otherwise be in violation of the course of conduct described in Section 6.2 hereof.

(c) No consent of any governmental authority, or any other person or entity, shall be required to be made or obtained by the Limited Partnership or by Semele or BSLF in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain any such consents would not, individually or in the aggregate prevent Semele or BSLF from performing its obligations under this Agreement.

(d)     On  the  Closing  Date:

(i) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which: (x) directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided, (y) compels or would compel RMLP to dispose of or discontinue the business or a portion of the business of the Limited
Partnership as a result of the consummation of any of the transactions contemplated hereby, or (z) imposes a fine, awards damages or imposes or awards any other monetary or non-monetary penalty or relief against RMLP or the Limited
     Partnership  based  on  the  transactions  hereby  contemplated;  and

(ii) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened in writing to be filed or initiated, which, in the reasonable judgment of RMLP, may result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining of an amount from RMLP or the Limited Partnership in payment of damages from or other relief against any of the parties hereto or against any director or officer of RMLP or any of its Affiliates, in connection with the consummation of any transaction contemplated hereby.

(e) PLM International Inc., the corporate parent of RMLP, shall have obtained all necessary approvals to authorize the transactions contemplated by this Agreement.

(f) The assets of the Limited Partnership shall have been appraised by an independent appraiser and the appraised value of the assets shall be acceptable to RMLP in its sole discretion.

(g) All proceedings, corporate or otherwise, to be taken by Semele or the Limited Partnership in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to RMLP, and Semele and BSLF shall have made available, or caused the Limited Partnership to make available, to counsel for RMLP all records and documents relating to the business and affairs of the Limited Partnership which such counsel may reasonably request in connection with its review as aforesaid.

7.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SEMELE HEREUNDER. All obligations of Semele and BSLF under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that Semele may waive any one or more thereof:
(a) The representations and warranties of RMLP contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the  Closing  Date  and  shall  have  been certified as such as provided in
Section 3.2(c) hereof; RMLP shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; and Semele and BSLF shall have been furnished with certificates of an officer of RMLP dated the Closing Date, certifying in such detail as Semele and BSLF may reasonably request, to the fulfillment of the foregoing conditions.

(b) RMLP shall have delivered the Contribution Consideration in accordance with Section 3.2(a) above.

(c) All proceedings, corporate or otherwise, to be taken by RMLP in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Semele and BSLF.

(d)     On  the  Closing  Date:

(i) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided, or imposes a fine, awards damages or imposes or awards any other monetary or non-monetary penalty or relief against Semele or BSLF based on the  transactions  hereby  contemplated;  and

(ii) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened to be filed or initiated, which, in the judgment of Semele or BSLF, may result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining from Semele or BSLF of an amount in payment of damages from or other relief against any of the parties hereto or against any director or officer of Semele or BSLF, or any of their respective Affiliates, in connection with the consummation of any transaction contemplated hereby; and

(e) Semele and BSLF shall have obtained all necessary approvals to authorize the transactions contemplated by this Agreement.

ARTICLE  EIGHT

SURVIVAL  OF  SEMELE'S  AND  BSLF'S
REPRESENTATIONS,  WARRANTIES  AND  COVENANTS
8.1     REPRESENTATIONS  AND  WARRANTIES.
(a) Semele's and BSLF's Representations and Warranties shall be deemed to be material to RMLP and to have been relied upon by it notwithstanding any investigation heretofore or hereafter made or omitted by it. The representations and warranties of Semele and BSLF contained in Sections 4.1, 4.2, 4.3 and 4.4 shall continue indefinitely or until the expiration of any applicable statute of limitations, and the representations and warranties of Semele and BSLF contained in Section 4.5 through the balance of the Sections in Article Four shall continue in full force and effect for a period of eighteen
(18) months following the Closing Date, at which time they shall terminate except (i) as to claims which are asserted by third parties prior to such date and notice of which shall have been given by RMLP to Semele and BSLF prior to such date; and (ii) the representations and warranties set forth in Sections 4.8 and 4.11 which shall continue in full force and effect until the fifth anniversary of the Closing Date.
(b) Notwithstanding the foregoing, (i) any cause of action based on fraud may be brought at any time until the expiration of the relevant statute of limitations, and (ii) any representation or warranty in respect of which indemnity may be sought shall survive the time at which it would otherwise terminate if written notice of the incorrectness or breach reciting the alleged cause of such incorrectness or breach and the Loss occasioned by such incorrectness or breach with reasonable particularity shall have been given to the party against whom such indemnity may be sought prior to such time.
8.2 SURVIVAL OF COVENANTS. All covenants made in this Agreement which by their terms are to be performed after the Closing shall survive the Closing until they are performed.
ARTICLE  NINE

INDEMNIFICATION
9.1 GENERAL INDEMNIFICATION BY SEMELE AND BSLF. Semele and BSLF shall jointly and severally indemnify and hold the RMLP Indemnified Parties harmless against all Losses related to any breach of the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.8 and 4.11.
9.2     SPECIFIC  PROVISIONS  RELATING  TO  INDEMNIFICATION.
(a) Neither Semele nor BSLF shall have any obligation to indemnify RMLP for any voluntary assessment or remedial actions related to environmental matters for properties or operations that are the subject of this Agreement; and Semele and BSLF shall have no obligation to indemnify RMLP for any action related to environmental matters for such properties or operations that are the result of voluntary (as compared to required) actions by RMLP with respect to environmental matters, including notifications reports, examinations inspections, studies, testing or inquiries by RMLP; provided, however, that with
                                                    --------  -------
     the sole exception of the foregoing, Semele and BSLF shall indemnify and hold the RMLP Indemnified Parties harmless against any and all Losses arising out of any environmental liability relating in any way to the Malibu Property which was known to Semele or the Limited Partnership, or which was being investigated by a governmental authority, on or before the Closing Date, including without limitation any such environmental liability or potential liability described on the Schedules hereto, notwithstanding its inclusion thereon; and
(b) All amounts to be paid to a RMLP Indemnified Party pursuant to a claim for indemnification under this Agreement shall be reduced directly by the amount of insurance proceeds paid to such RMLP Indemnified Party in connection with the circumstances giving rise to the indemnification. All such determinations shall be computed after giving effect to the present value of any tax benefit arising in favor of the RMLP Indemnified Party.

9.3 DELIVERY OF CLAIMS NOTICE. Promptly after any RMLP Indemnified Party becomes aware of Indemnity Claims such RMLP Indemnified Party shall deliver to Semele and BSLF, in the manner specified in this Agreement, a Claims Notice.
9.4     OPPORTUNITY  TO  DEFEND.

(a) The RMLP Indemnified Parties shall give Semele and BSLF prompt written notice of claims, assertions, events or proceedings by or in respect of a third party, as to which it may request indemnification hereunder as soon as is practicable and in any event within thirty (30) days of the time that the RMLP Indemnified Parties learns of such claims, assertions, events or proceedings; provided, however, that the failure to so notify Semele and BSLF shall not
  ------   -------
affect  rights to indemnification hereunder except to the extent that Semele and
  ---
BSLF are actually prejudiced by such failure. Semele and BSLF shall have the right to direct, through counsel of their own choosing, the defense or settlement of any such claim or proceeding at their own expense. If Semele and BSLF elect to assume the defense of any such claim or proceeding, Semele and BSLF shall provide the RMLP Indemnified Parties with prompt notice of such assumption and the RMLP Indemnified Parties may participate in such defense, but in such case the expenses of the RMLP Indemnified Parties shall be paid by the RMLP Indemnified Parties. The RMLP Indemnified Parties shall provide Semele and BSLF with reasonable access to their records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with Semele in the defense or settlement thereof, and Semele and BSLF shall reimburse the RMLP Indemnified Parties for all of their reasonable out-of-pocket expenses in connection therewith. If Semele and BSLF elect to direct the defense of any such claim or proceeding, the RMLP Indemnified Parties shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless Semele and BSLF consent in writing to such payment or unless Semele and BSLF, subject to the Section 9.4(c) hereof, withdraw from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of Semele and BSLF is entered against any RMLP Indemnified Party for such liability. If any RMLP Indemnified Party assumes the defense of any such claim or proceeding pursuant to this Section 9.4 and proposes to settle such claim or proceeding prior to final judgment thereon or to forego appeal with respect thereto, then such RMLP Indemnified Party shall give Semele and BSLF written notice thereof, and Semele and BSLF shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding on appeal.
(b) Notwithstanding the foregoing, neither Semele nor BSLF shall be entitled to assume control or defense of a claim or proceeding (unless otherwise agreed to in writing by RMLP) and shall pay the reasonable fees and expenses of counsel retained by the RMLP Indemnified Parties if (i) the claim or proceeding relates to or arises in connection with any criminal or quasi-criminal proceeding, action, indictment, allegation or investigation; (ii) RMLP reasonably believes an adverse determination with respect to the claim or proceeding would be materially detrimental to or materially injure RMLP's reputation or the future business prospects of the Limited Partnership; (iii) the claim or proceeding seeks an injunction or equitable relief against any RMLP Indemnified Party or, the Limited Partnership; (iv) RMLP has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the RMLP Indemnified Parties and the Limited Partnership on the one hand and Semele on the other as to the claim or proceeding in question (but not due to the fact that indemnification may be required hereunder); or (v) upon written request by RMLP if Semele and BSLF have failed or are failing to vigorously prosecute or defend the claim or proceeding. The RMLP Indemnified Parties shall cooperate with all reasonable requests made by Semele and BSLF relating to the compromise of, or defense against, such claim or proceeding and shall make available to Semele and BSLF any books, records, other documents or personnel within its control that are necessary or appropriate for such defense.
(c) If Semele and BSLF elect to assume control of such claim or proceeding, it shall conduct such claim or proceeding in a manner reasonably satisfactory and effective to protect the RMLP Indemnified Parties fully; no compromise or settlement shall be agreed or made without RMLP's written consent which shall not be unreasonably withheld or delayed. In any case, the RMLP Indemnified Parties shall have the right to employ their own counsel and such counsel may participate in such action, but the fees and expenses of such counsel shall be at the expense of the RMLP Indemnified Parties unless RMLP shall have reasonably concluded that any of the provisions of Section 9.4(b) above are applicable. If a firm written offer is made to settle any claim against a RMLP Indemnified Party and Semele and BSLF propose to accept such settlement and RMLP refuses to consent to such settlement, then (i) Semele and BSLF shall be excused from, and RMLP shall be solely responsible for all further defense of such claim, demand, action or proceeding; (ii) the maximum liability of Semele and BSLF shall be the amount of the proposed settlement if the amount thereafter recovered from RMLP is greater than the amount of the proposed settlement, and (iii) RMLP shall pay all attorneys' fees, costs and expenses incurred after the rejection by RMLP of Semele's and BSLF's offer to settle.
(d) If Semele and BSLF do not elect to assume the claim or proceeding in a manner reasonably satisfactory to protect the RMLP Indemnified Parties fully, the RMLP Indemnified Parties may engage independent counsel selected by RMLP to assume the defense and may contest, pay, settle or compromise any such claim on such terms and conditions as RMLP may determine. The fees and disbursements of such counsel shall constitute amounts for which indemnification shall be made hereunder.

9.5 TIME PERIOD FOR ASSERTING INDEMNIFICATION. A claim for indemnification pursuant to this Article must be asserted by delivery of a Claims Notice within the following periods:
(a) With respect to claims based on a breach of any representation or warranty of Semele or BSLF contained herein, within the survival period for the specific representation or warranty as determined pursuant to Article 8.
(b) With respect to claims based upon the nonfulfillment of any covenant or failure to perform any undertaking contained in this Agreement, on or prior to the later of (i) two (2) years after the latest date on which fulfillment of the covenant is required hereunder or (ii) the expiration of such longer period, if any, as may be specified in this Agreement with respect to any covenant or undertaking.

(c) With respect to any other claims, within two (2) years following the Closing Date.
ARTICLE  TEN

TERMINATION  OF  AGREEMENT  PRIOR  TO  CLOSING  DATE

10.1 TERMINATION BY EITHER SEMELE AND BSLF OR RMLP. This Agreement may be terminated by Semele and BSLF or RMLP if any party or government agency shall institute any proceeding seeking to enjoin or prevent consummation of the transactions contemplated hereby or seeking any material amount of damages as a result thereof.

10.2 TERMINATION BY SEMELE. This Agreement may be terminated by Semele and BSLF if:
(a) a material default shall be made by (i) RMLP with respect to the due and timely performance of any of the covenants and agreements contained herein which is applicable to it, or (ii) RMLP with respect to due compliance with any of the representations and warranties made by it herein, and such default shall not have been cured within fifteen (15) days after delivery of notice specifying particularly such default; provided, however, that if such default shall have
                              --------  -------
been cured, but such fifteen-day period shall not have expired, on or prior to the Closing Date, the Closing Date shall be extended accordingly; or
(b) all of the conditions set forth in Section 7.2 of this Agreement shall not have been satisfied on or before the Closing Date or waived by Semele and BSLF on or before such date.

10.3     TERMINATION  BY  RMLP.  This  Agreement  may  be terminated by RMLP if:
(a) a material default shall be made by Semele or BSLF with respect to the due and timely performance of any of its covenants and agreements contained herein, or with respect to due compliance with any of Semele's and BSLF's Representations and Warranties contained herein, and such default shall not have been cured within fifteen (15) days after delivery of notice specifying particularly such default; provided, however, that if such default shall have
                              --------  -------
been cured, but such fifteen-day period shall not have expired, on or prior to the Closing Date, the Closing Date shall be extended accordingly;
(b) all of the conditions set forth in Section 7.1 of this Agreement shall not have been satisfied by the Closing Date in all material respects, or waived by RMLP on or before such date; or
(c)     a  Material  Adverse  Effect  has  occurred.

10.4 EFFECT OF TERMINATION. Upon any termination of this Agreement pursuant to this Article Ten, none of Semele, BSLF or RMLP shall have any liability one  to  the  other; provided, however, that the foregoing shall not relieve any
                     --------  -------
party of liability for any breach of its obligations hereunder. Notwithstanding the foregoing provisions of this Article Ten, no party hereto shall be entitled to exercise any right to terminate and abandon this Agreement if such party has willfully and intentionally defaulted under any provision of this Agreement or willfully and intentionally taken any action which resulted in the nonfulfillment of any condition to Closing hereunder unless such default shall have been cured and shall not be continuing at the time of the exercise of such right.

ARTICLE  ELEVEN

MISCELLANEOUS
11.1 AMENDMENT OR WAIVER. Any party to this Agreement may waive or modify in writing any term or provision hereof existing for its benefit at any time. No such waiver, and no amendment of this Agreement, shall be effective unless contained in an instrument in writing signed by the party against whom such waiver or amendment is sought to be enforced.

11.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the [STATE OF DELAWARE] without regard to choice of law principles which would require the application of the law of any other jurisdiction.

11.3 FURTHER ASSURANCES. The parties agree that after the Closing Date, upon the request of the other party, they will from time to time execute and deliver all such instruments and documents of further assurances as shall be necessary to effectuate the transactions contemplated in this Agreement.

11.4     FINDERS.
(a) Semele and BSLF represent and warrant that neither they nor the Limited Partnership nor anyone acting on their behalf or on behalf of the Limited Partnership has made any commitment or done any other act which might result in the imposition of any liability on RMLP, the Limited Partnership for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.

(b) RMLP represents and warrants that neither it nor anyone acting on its behalf has made any commitment or done any other act which might result in the imposition of any liability on Semele or BSLF for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.

11.5 NOTICES. Any and all notices and other communications hereunder shall be in writing addressed to the parties at the addresses specified below or such other addresses as either party may direct by notice given in accordance with this section, and shall be delivered in one of the following manners: (i) by personal delivery, in which case notice shall be deemed to have been duly given when delivered; (ii) by certified mail, return receipt requested, with postage prepaid, in which case notice shall be deemed to have been duly given on the date indicated on the return receipt; (iii) by reputable delivery service (including by way of example and not limitation FedEx, UPS and DHL) which makes a record of the date and time of delivery, in which case notice shall be deemed to have been duly given on the date indicated on the delivery service's record of delivery; or (iv) by fax transmission during regular business hours to the fax numbers given below, with confirmation of good receipt and confirmed by letter to the addresses set forth below, in which case notice shall be deemed to have been duly given on the date indicated in the confirmation of fax transmission:

If  to  RMLP,  to:
RMLP  Inc.
200  Nyala  Farms
Westport,  CT  06880
Attention:
Fax:  203-341-9988

With  copies  to:
Nixon  Peabody  LLP
101  Federal  Street
Boston,  MA  02110
Fax:  617-345-1300
Attention:  Alexander  J.  Jordan,  Jr.,  Esq.

If  to  Semele,  BSLF  or  the  Limited  Partnership,  to:

Semele  Group,  Inc.
200  Nyala  Farms
Westport,  CT  06880
Attention:
Fax:  203-341-9988

With  copies  to:
Shefsky  &  Froelich  Ltd.
444  North  Michigan  Avenue
Chicago,  IL  60611
Attention:
Fax:  312-527-5921

11.6 NON-APPLICATION OF WITHHOLDING UNDER TREASURY REGULATION 1.1445-2. Semele and BSLF hereby certify under penalties of perjury, and verifies as true, that: (i) neither Semele nor BSLF is a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations) for purposes of U.S. income taxation; (ii) Semele's and BSLF's U.S. taxpayer identification number (social security number or employer identification number) is shown on Annex A;
                                                                        -------
and (iii) Semele's and BSLF's business address is set forth in Section 11.5 hereof. Semele and BSLF understands that this certification may be disclosed to the Internal Revenue Service by RMLP and that any false statement could be punished by fine, imprisonment, or both.

11.7 ARTICLE, SECTION AND PARAGRAPH HEADINGS. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.9 SUCCESSORS AND ASSIGNS. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties, except that RMLP may assign its rights and obligations hereunder to any wholly-owned Affiliate of RMLP. This Agreement shall be binding upon and inure to the benefit of the heirs, distributees, successors and assigns of the parties hereto. Nothing herein contained is intended to confer upon any person, other than the parties hereto and their respective permitted successors, assigns and nominees, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

11.10 EXPENSES. Except as otherwise expressly provided herein, Semele, BSLF and RMLP will pay all of their own expenses (including attorneys' and accountants' fees) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

11.11 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Annexes hereto and the Schedules referred to herein, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement and the Schedules, Exhibits and Annexes or in the schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before the Closing Date they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
RMLP  INC.     BMIF/BSLF  II  RANCHO  MALIBU  LIMITED
     PARTNERSHIP
By:

By:     BSLF  II  RANCHO  MALIBU  CORP.,
     its  General  Partner
Print  Name:                                   By:
Its:                                        Print  Name:
     Its:



SEMELE  GROUP  INC.     BSLF  II  RANCHO  MALIBU  CORP.

By:  _________________________________

By:  _______________________________
Print  Name:  __________________________
Print  Name: _________________________
Its:  _________________________________

Its: ________________________________

                                     ANNEX A

                              PERCENTAGE INTERESTS

NAME,  ADDRESS  AND  TAXPAYER  IDENTIFICATION  NUMBER
     PERCENTAGE  INTEREST
     --------------------



                                                   PERCENTAGE
NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER    INTEREST
-------------------------------------------------  ----------
BSLF II Rancho Malibu Corp.                         73.95%
-------------------------------------------------
Semele Group Inc.
200 Nyala Farms
Westport, CT 06880                                   1.05%
-------------------------------------------------
C&D IT LLC                                          25.00%
-------------------------------------------------

                                                                       ANNEX B-1


IMPERIAL
CAPITAL,  LLC

150  SOUTH  RODEO  DRIVE.  SUITE  100  BEVERLY  HILLS,  CA  90212
310-246-3700  800-929-2299  FAX  310-246-3794




May  20,  2002

The  Board  of  Directors  of
PLM  INTERNATIONAL,  INC.
200  Nyala  Farms
Westport,  Connecticut  06880

Gentlemen:
     You have requested our opinion as to the fairness, from a financial point of view, to RMLP Inc. ("RMLP"), of the aggregate consideration to be contributed by RMLP in exchange for 75% of the partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership (the "Partnership") (the "Transaction") currently owned by Semele Group, Inc. and BSLF II Rancho Malibu Corp. (together the "Sellers") (the "Partnership Interests"). The remaining 25% of the partnership interests in the Partnership are owned by C & D IT LLC (the "C & D Joint Venture"). We understand that, at the time of the Transaction, RMLP will be a 100% wholly owned subsidiary of PLM International, Inc. ("PLM") formed for the sole purpose of performing the Transaction and whose sole asset upon completion of the Transaction will be the Partnership Interests. We understand that the Partnership's sole asset is approximately 270 acres of land in Malibu, California (the "Malibu Property"), which was appraised to have a market value "as is" of $11 million by Jones & Company, a real estate appraisal and consulting firm, on February 28, 2002 (the "Appraisal") and that the Partnership will have no outstanding liabilities on a consolidated basis with its subsidiaries to any third parties at the time of the Transaction. We have been informed of the provisions of an amendment to the Partnership Agreement of BMIF/BSLF II Rancho Malibu Limited Partnership entered into on July 1, 1992, as amended, which sets forth the allocation of proceeds to the partners in the event of a liquidation, and we understand that the execution of such amendment is a condition precedent to RMLP entering into the Transaction. Therefore, in order to form our opinion as to the fairness, from a financial point of view, of the Transaction, with your consent, we performed our analysis on the consideration to be contributed by RMLP, described below, relying solely on the Appraisal for an estimate of the market value of the Partnership Interests on a "as is - where is" basis and assuming the liquidation of the Malibu Property at the time of the Transaction. Pursuant to the Transaction, RMLP will contribute total consideration (the "Consideration") to the Sellers for the Partnership Interests consisting of:
-     $5.5  million  in  cash;
- $2.5 million in stated principal amount of an unsecured promissory note to be issued by RMLP bearing interest at 7% per annum with no covenants precluding additional indebtedness or other liens; and
- 182 shares of common stock of RMLP constituting 15.4% of the outstanding shares of RMLP at the time of the Transaction.
     The Sellers are affiliated with Semele Group Inc. and Equis II Corp., which are also indirectly affiliated with PLM.
In  connection  with  the  rendering  of  this  opinion,  we  have:
(i) Relied solely on the Limited Appraisal, Restricted Use Report dated March 1, 2002 prepared by Jones & Company, to establish a value for the subject properties on as "as is - where is" basis at $11 million;
(ii) Analyzed certain historical business and financial information relating to the Partnership, including the most recent tax return for the year ended December 31, 2001, which was provided by management of Equis II Corp.;
(iii) Assumed a liquidation of the Malibu Property on the date of this letter and a payout of proceeds pursuant to the amendment to the Partnership Agreement as a condition precedent to the Transaction;
(iv) Reviewed certain information relating to the business, earnings, taxes and cash flow of the Partnership, furnished to us by management of Equis II Corp.;
(v) Reviewed certain business and financial information relating to the Partnership that we deemed relevant;
(vi) Conducted discussions with members of senior management of Semele Group Inc., Equis II Corp., and PLM concerning the matters described in clauses (i),
(ii), (iii), (iv) and (v) above, as well as the prospects and strategic objectives of the Partnership; and
(vii) Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted any independent valuation or appraisal of any assets of PLM, RMLP or the Partnership. With respect to the information provided, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the providers of such information. We have also relied upon the assurances of senior management of Semele Group, Inc., Equis II Corp. and PLM that they are unaware of any facts that would make the information provided to us incomplete or misleading. We assume no responsibility for, and express no view as to the assumptions on which the information is based.

Our opinion expressed herein has been prepared for the information of the Board of Directors of PLM, and our opinion is rendered in connection with the purchase of the Partnership Interests. This opinion does not constitute a recommendation to the Sellers as to whether they should sell their interests to RMLP. This opinion does not address the business decision or the basis for recommendation to engage in the Transaction or address the relative merits of any alternatives discussed by the Board of Directors of PLM. No opinion is expressed herein, nor should one be implied, as to the fair market value of the Partnership's interests or the prices at which it may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction; provided, however, that this opinion may be reproduced in full in the proxy statements of AFG Investment Trust C and AFG Investment Trust D (the "Trusts") related to the Transaction. In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may make a market in securities of Semele Group Inc., the Trusts or any of their affiliates and may trade the securities of Semele Group Inc., the Trusts or any of their affiliates for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

Imperial Capital, LLC previously acted as financial advisor to PLM and certain affiliates of PLM in connection with the sale of PLM to MILPI Acquisition Corp. and received a fee in connection with the rendering of fairness opinions to PLM and certain affiliates of PLM in connection with such sale. Additionally, Imperial Capital, LLC has performed investment banking services for affiliates of PLM and the Sellers in the past. As of the date hereof Imperial Capital, LLC and its affiliates own approximately 4% of the common stock of Semele Group Inc., based on the number of shares publicly reported by Semele Group Inc. to be outstanding.

Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Consideration to be paid by RMLP in the Transaction is fair to RMLP from a financial point of view.
Very  truly  yours,


/s/  Imperial  Capital,  LLC
Imperial  Capital,  LLC

                                                                       ANNEX B-2
JONES  &  COMPANY
-----------------
     Real  Estate  Appraisal  and  Consulting
     3156  Linnington  Avenue
     Los  Angeles,  California
     (310)  475-1124  -  Fax  (310)  475-4494

                                                                   March 1, 2002

Mr.  Gary  Engle
AFG  ASIT  CORP.
450  Carillon  Parkway,  Suite  200
St.  Petersburg,  Florida  33716
Reference:     Limited Appraisal in a Restricted Report regarding The Estates at
Rancho
Malibu, a proposed 46 unit detached residential subdivision, located on the east side of Encinal Canyon Road, roughly two miles north of Pacific Coast Highway, in unincorporated Los Angeles County, California.

Dear  Mr.  Engle:

In accordance with the request and authorization dated February 26, 2002, this letter is accompanied by a limited appraisal in a restricted report concerning the subject. The intended use of the appraisal is for internal valuation exclusively and may only be utilized for the client, and no other potential user. This is the restriction on use related to this specific appraisal assignment. This report is not being prepared for financing, or for any other purpose, only for internal valuation purposes for the client referenced above. To develop the opinion of value as indicated herein, Jones & Company performed a limited appraisal as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This means the departure provision from Standard 1 of USPAP was invoked. Specifically, this report is provided in a restricted use format, whereby more specific information pertaining to our value estimates are retained in the work file and not incorporated as part of this report. We have utilized information provided by the client pertaining to cost details and have assumed this information is accurate. Lastly, we have utilized information from a market study report prepared by The Meyers Group regarding the subject site and retained in our files and have assumed the data is accurate.

Based on the research and analyses contained in the limited appraisal in a restricted report, we have concluded the market value "as is" of the fee simple interest in the subject property, as of February 28, 2002, was:

                             ELEVEN MILLION DOLLARS
                                   $11,000,000

Thank you for the opportunity to be of service to you. We welcome any comments or questions regarding the content or opinions presented in the attached appraisal report.

Respectfully  submitted,

      /s/  Wesley  Jones
------------------------
Wesley  Jones,  MAI
California  State  Certification  AG021591

                                                                         ANNEX C
     The full text of the proposed Amendment to the Trust Agreement is as follows:
                                 AMENDMENT NO. 3

                                       To

                SECOND AMENDED AND RESTATED DECLARATION OF TRUST
     THE SECOND AMENDED AND RESTATED DECLARATION OF TRUST OF AFG INVESTMENT TRUST C made and agreed to by the Trustees and the Beneficiaries as of July 15, 1997 (the "Trust Agreement"), is hereby amended as of _________, 2002, as follows:
1. The second Paragraph of Section 7.5 is hereby deleted and the following inserted in lieu thereof:
     The Trust may enter into Joint Ventures with Affiliates of the Managing Trustee or EFG or programs sponsored by the Managing Trustee or its Affiliates (including Joint Ventures organized after the Closing) (collectively, "Affiliated Venturers") but only if (i) no such Joint Venture shall be entered into by the Trust which involves the payment of duplicative equipment management or other fees or which would have the effect of circumventing any of the restrictions on prohibitions of transactions involving conflicts of interest contained in this Agreement, (ii) the compensation to the Managing Trustee and its Affiliates with respect to such Joint Ventures shall be substantially identical to the compensation described in this Agreement, and (iii) in the event of a proposed sale of the Asset or interest therein initiated by another Joint Venture partner, the Trust has a right of first refusal, pro rata with the other remaining parties, to purchase the other party's or parties' interest. Further, no lender to a Joint Venturer may have a security or other interest in the Trust's interest in the Joint Venture except to the extent of funds loaned directly to or for the benefit of the Trust. The Trust may cease to be a party to a Joint Venture by sale of its interest to another Joint Venturer or to a third party purchaser.

     Except as specifically amended hereby, the Trust Agreement as in effect prior to this Amendment thereof remains in full force and effect.
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 3 as of the ____ day of __________, 2002.

     CLASS  A  AND  B  BENEFICIARIES
     By:  AFG  ASIT  Corporation,  as  Attorney-in-
     Fact for each of the Beneficiaries pursuant to Article XIII of the Trust Agreement
     By:
     Name:
     Title:
     AFG  ASIT  Corporation,  as
      Managing  Trustee
     By:
     Name:
     Title:
     Wilmington  Trust  Company,  as
      Delaware  Trustee
     By:
     Name:
     Title:
     Semele  Group  Inc.,  as
      Special  Beneficiary
     By:
     Name:
     Title:

                                                                         ANNEX D
                     MEMBERSHIP INTEREST PURCHASE AGREEMENT
     This Membership Interest Purchase Agreement (this "AGREEMENT"), dated as of ______ __, 2002, is entered into by and among MILPI Holdings, LLC, a Delaware limited liability company ("PURCHASER"), and AFG Investment Trust A and AFG Investment Trust B (collectively, the "SELLERS"), each a trust formed in accordance with the Delaware Business Trust Act.

                                   WITNESSETH:

     WHEREAS, in connection with the liquidation of the trust assets of each of the Sellers respectively, the Sellers desire to sell to Purchaser, and Purchaser desires to reacquire all of the Membership Interests held by the Sellers; WHEREAS, pursuant to separate Consent Solicitations, the Sellers and the non-transferring members of Purchaser have each obtained the requisite approval of the purchase of their respective Class A and Class B Beneficiaries. NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------
     Section 1.01 "CLASS A BENEFICIARIES" means the holders of the Class A Beneficiary Interests of each of the Sellers.
Section  1.02     "CLASS  B  BENEFICIARIES"  means  the  holders  of the Class B
Subordinated  Beneficiary  Interests  of  each  of  the  Sellers.
Section 1.03 "MANAGING TRUSTEE" means the managing trustee of Sellers, AFG ASIT Corporation.
Section 1.04 "MEMBERSHIP INTERESTS" means all of the outstanding membership interests of Purchaser held by Sellers.
Section 1.05 "PURCHASE FEES" means any and all fees that were paid by the Sellers to the Managing Trustee in connection with the purchase of the Sellers' Membership Interests.
Section 1.06 "SALE FEE" means fees payable to the Managing Trustee in connection with the sale of the Sellers' assets, including the Membership Interests pursuant to the respective trust agreements governing the Sellers.

                                   ARTICLE II.
            PURCHASE AND SALE OF MEMBERSHIP INTERESTS; PURCHASE PRICE
            ---------------------------------------------------------
     Section 2.01 Purchase and Sale of Membership Interests. Upon the terms and conditions set forth in this Agreement, Purchaser shall repurchase from each of the Sellers, each of its entire right, title and interest in and to the Membership Interests as listed on Annex A. The Sellers acknowledge that the
                                      -------
Membership Interests transferred under this Agreement shall be transferred in full to Purchaser such that upon the completion of the sale, the Sellers shall no longer have any Membership Interests in Purchaser.
Section 2.02 Purchase Price. In consideration of the sale by the Sellers of the Membership Interests, Purchaser shall pay to each Seller the amount paid to purchase such Membership Interests, less any dividends paid, plus the Purchase Fees relating to the purchase of such Membership Interests by such Seller. The Managing Trustee has agreed to waive the Sale Fee that would otherwise be due to it under the terms of each of the Sellers' trust agreements in connection with the sale of each of the Sellers' Membership Interests.
Section 2.03 Waiver of Legal Opinion. The parties hereto each hereby waive delivery of a written opinion of counsel regarding the purchase and sale of the Membership Interests contemplated hereby pursuant to Sections 8.1 and 10.7 of the Purchaser's Operating Agreement, dated December 13, 2000.

                                  ARTICLE III.
          REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND PURCHASERS
          ------------------------------------------------------------

     Section 3.01 Representations and Warranties of the Sellers. Each of the Sellers hereby represents and warrants to Purchaser that (a) it has valid title to the Membership Interests, (b) it is a trust, validly existing and in good standing under the laws of the State of Delaware, (c) it has the requisite trust power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (d) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its declaration of trust, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it or the Membership Interests, and (e) once executed, this Agreement shall be remain in full force and effect and the terms of the transaction consummated so as to effect the original intent of the parties hereto.
Section 3.02 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Sellers that (a) it is a limited liability company, validly existing and in good standing under the laws of the State of Delaware, (b) it has the requisite power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (c) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its operating agreement, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it, and (d) once executed, this Agreement shall be remain in full force and effect and the terms of the transaction consummated so as to effect the original intent of the parties hereto.

                                   ARTICLE IV.
                               GENERAL PROVISIONS
                               ------------------
     Section 4.01 Headings. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 4.02 Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the essential economic or legal substance of the transactions contemplated hereby is not affected. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 4.03 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect tot he subject matter hereof and supersedes all prior agreements and undertakings, oral and written, between the parties hereto with respect to the subject matter hereof.
Section 4.04. Governing Law. This Agreement shall be governed by, and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles. All actions, claims and disputes arising out of or relating to this offer letter shall be heard and determined by the courts in the Southern District of New York and the parties hereto each hereby irrevocably submit to the jurisdiction of such courts in any action or proceeding and waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.

Section 4.05 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Execution of this Agreement may be made by facsimile signature, which, for all purposes, shall be deemed to be an original signature.

IN WITNESS WHEREOF, the parties hereto have cause this Membership Interest Purchase Agreement to be executed as of the date first above written.

AFG  INVESTMENT  TRUST  A
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:  James  A.  Coyne
Title:   Senior  Vice  President

AFG  INVESTMENT  TRUST  B
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:  James  A.  Coyne
Title:   Senior  Vice  President

MILPI  HOLDINGS,  LLC
By:     AFG  INVESTMENT  TRUST  A,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:

By:     AFG  INVESTMENT  TRUST  B,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:

By:     AFG  INVESTMENT  TRUST  C,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:

By:  AFG  INVESTMENT  TRUST  D,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:

                                                                         ANNEX E
IMPERIAL
CAPITAL,  LLC

150  SOUTH  RODEO  DRIVE.  SUITE  100  BEVERLY  HILLS,  CA  90212
310-246-3700  800-929-2299  FAX  310-246-3794



May  20,  2002

AFG  INVESTMENT  TRUST  C  AND
AFG  INVESTMENT  TRUST  D
200  Nyala  Farms
Westport,  Connecticut  06880

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to AFG Investment Trust C and AFG Investment Trust D (the "Trusts"), of the aggregate consideration to be paid by MILPI Holdings LLC ("MILPI"), a joint venture among AFG Investment Trust A and AFG Investment Trust B (the "Sellers") and the Trusts, in connection with the repurchase of the membership interests in MILPI (the "Transaction") currently owned by the Sellers (the "Membership Interests"). We understand that MILPI is a holding company whose sole asset is its wholly-owned subsidiary, PLM International, Inc. ("PLM"). Therefore, in order to form our opinion as to the fairness, from a financial point of view, of the Transaction, with your consent, we performed our analysis on the operations and projections of PLM and have attributed no positive or negative value to MILPI, other than with respect to PLM. Pursuant to the Transaction, MILPI will pay cash consideration equal to $5,931,578 (the "Consideration") to the Sellers for the Membership Interests. The Sellers and the Trusts are affiliated with Semele Group Inc., which is also indirectly affiliated with PLM.
In  connection  with  the  rendering  of  this  opinion,  we  have:
(i) Analyzed certain historical business and financial information relating to PLM, including a draft of PLM's annual financial statements for the year ended December 31, 2001 and balance sheet for March 31, 2002, which was provided by management of PLM;
(ii) Reviewed certain information including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to us by management of PLM;
(iii) Reviewed certain publicly available business and financial information relating to PLM that we deemed relevant;
(iv) Conducted discussions with members of senior management of PLM concerning the matters described in clauses (i), (ii) and (iii) above, as well as the prospects and strategic objectives of PLM and expected cost and corporate overhead savings as PLM's investment vehicles continue to liquidate;
(v) Reviewed public information with respect to certain other companies with financial profiles which we deemed to be relevant;
(vi) Reviewed the historical market prices and trading activity for PLM's common stock through the date of PLM's merger with MILPI Acquisition Corp. (a wholly-owned subsidiary of MILPI), an affiliate of Semele Group Inc.;
(vii) Reviewed the results of the sale process in which PLM was sold to MILPI Acquisition Corp.; and
(viii) Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted any independent valuation or appraisal of any assets of MILPI or PLM, nor have we been furnished with any such appraisals. With respect to the financial forecasts, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of MILPI and PLM as to the future financial performance of PLM. We have also relied upon the assurances of senior management of PLM that they are unaware of any facts that would make the information or financial forecasts provided to us incomplete or misleading. We assume no responsibility for, and express no view as to such forecasts or the assumptions on which they are based.
Our opinion expressed herein has been prepared for the information of the Trusts, and our opinion is rendered in connection with the repurchase of the Membership Interests. This opinion does not constitute a recommendation to the Sellers as to whether they should sell the Membership Interests to MILPI. This opinion does not address the business decision or the basis for recommendation to engage in the Transaction or address the relative merits of any alternatives discussed by the Trusts. No opinion is expressed herein, nor should one be implied, as to the fair market value of MILPI's membership interests or the prices at which they may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction; provided, however, that this opinion may be reproduced in full in the Solicitation Statements of the Trusts related to the Transaction.
In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may make a market in securities of Semele Group Inc., the Sellers, or the Trusts and may trade the securities of Semele Group Inc. or any of its affiliates including the Sellers and the Trusts for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities. Imperial Capital, LLC previously acted as financial advisor to PLM and certain affiliates of PLM in connection with the sale of PLM to MILPI Acquisition Corp. and received a fee in connection with the rendering of fairness opinions to PLM and certain affiliates of PLM in connection with such sale. Additionally, Imperial Capital, LLC has performed investment banking services for affiliates of MILPI and the Sellers in the past. As of the date hereof, Imperial Capital, LLC and its affiliates own approximately 4% of the common stock of Semele Group Inc., based on the number of shares publicly reported by Semele Group Inc. to be outstanding.
Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Consideration to be paid by MILPI in the Transaction is fair to the Trusts from a financial point of view.
Very  truly  yours,


/s/  Imperial  Capital,  LLC
Imperial  Capital,  LLC

                             AFG INVESTMENT TRUST C
                                 200 Nyala Farms
                           Westport, Connecticut 06880
                             Consent of Beneficiary

                  (SOLICITED ON BEHALF OF THE MANAGING TRUSTEE)

     I have received and reviewed the Solicitation Statement dated June 12, 2002 (the "Solicitation Statement"), from AFG Investment Trust C (the "Trust") concerning the five proposals. For purposes of Article XII, Section 12.1, of the Trust Agreement, I hereby vote as follows. If this signed Consent contains no specific voting instructions, my Interests will be voted FOR the adoption of each of the Proposals.

THE  MANAGING  TRUSTEE  RECOMMENDS  A  VOTE  FOR  THE  ADOPTION  OF  EACH OF THE
PROPOSALS.

(1) To allow PLM International, Inc., MILPI Holdings, LLC and the subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.
______  FOR     ______  AGAINST     ______  ABSTAIN
(2) To approve a transaction whereby a newly formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc. of partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc.
______  FOR     ______  AGAINST     ______  ABSTAIN
(3) To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.
______  FOR     ______  AGAINST     ______  ABSTAIN
(4) To approve the purchase by MILPI Holdings, LLC of the membership interests in MILPI Holdings, LLC held by AFG Investment Trust A and AFG Investment Trust B, which would give the Trust, together with AFG Investment Trust D, shared 100% ownership of MILPI Holdings, LLC.
______  FOR     ______  AGAINST     ______  ABSTAIN
(5) To allow the Trust, in its operation of PLM International, Inc., to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.
______  FOR     ______  AGAINST     ______  ABSTAIN
     A properly executed Consent of Beneficiary received by the Managing Trustee will be voted in accordance with the directions indicated above. If no specific voting instructions are indicated, a properly executed Consent of Beneficiary received by the Managing Trustee will be voted FOR Proposals 1 through 5.

Number  of  Class  A  Beneficiary  Interests  Held:  __________
Number  of  Class  B  Beneficiary  Interests  Held:  __________
If  the  Beneficiary  is  an  Individual:

Signature  Date          Signature  Date

Print  Name          Print  Name
-----------          -----------

         (IF JOINT TENANTS OR TENANTS-IN-COMMON, BOTH OWNERS MUST SIGN):
If  the  Beneficiary  is  a  Corporation,  Partnership  or  Trust:

  Name  of  Entity

  Signature

  Print  Name

  Title          Date

THIS CONSENT FORM MAY BE RETURNED BY FAX, MAIL OR HAND-DELIVERY. PLEASE RETURN THIS CONSENT FORM NO LATER THAN JULY 11, 2002 (SUBJECT TO EXTENSION AT THE DISCRETION OF THE MANAGING TRUSTEE), TO:

                   GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                                111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                           Telephone:  (888) 867-0996
                           Facsimile:  (201) 460-2889